UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Independence Contract Drilling, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 20, 2016

TO OUR STOCKHOLDERS:

The 2016 Annual Meeting of Stockholders of Independence Contract Drilling, Inc. (the “Annual Meeting”) will be held at our principal executive offices, located at 11601 N. Galayda Street, Houston, TX 77086 on Thursday, June 23, 2016, at 8: 00 a.m. (Central Daylight Time).

The attached Notice of Annual Meeting of Stockholders (the “Notice”) and proxy statement provide information concerning the matters to be considered at the Annual Meeting.

Your vote is important and we encourage you to vote even if you are unable to attend the Annual Meeting. You may vote by Internet or by telephone using the instructions on the Notice or by signing and returning the proxy card in the postage pre-paid envelope provided for your convenience. You may also attend and vote at the Annual Meeting in person.

Sincerely,

Thomas R. Bates, Jr. Chairman of the Board	Byron A. Dunn Chief Executive Office

Notice of Annual Meeting of Stockholders

of Independence Contract Drilling, Inc.

May 20, 2016

To the Stockholders of Independence Contract Drilling, Inc.:

Notice is hereby given that the Annual Meeting of Independence Contract Drilling, Inc. (the “Company”) will be held on Thursday, June 23, 2016, at 8: 00 a.m., Central Daylight Time, at the Company’s principal executive offices, located at 11601 N. Galayda Street, Houston, TX 77086.

At the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) stockholders of the Company (“Stockholders”) will be asked to:

1.	Elect seven directors to the board of directors of the Company (the “Board of Directors”) to serve until the 2017 Annual Meeting of Stockholders;

2.

Approve (a) the adoption of an amendment to our 2012 Omnibus Incentive Plan (the “2012 Plan”) to increase the number of shares of stock authorized for issuance under the 2012 Plan and to extend its term; and (b) the material terms of the performance goals under the 2012 Plan for the purposes of Section 162(m) of the Internal Revenue Code;

3.	Transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the meeting.

Only Stockholders of record at the close of business on May 11, 2016 are entitled to notice of and to vote at the Annual Meeting. A list of Stockholders will be available commencing ten days prior to the date of the Annual Meeting and may be inspected at our principal executive offices during normal business hours. The list of Stockholders also will be available for review at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve the items of business at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

The proxy materials include this Notice, the Proxy Statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “Annual Report”) and the enclosed proxy card. We encourage you to read the Annual Report as it includes our audited financial statements and other important information about our business.

Your vote is important. Even if you plan to attend the Annual Meeting, please vote by mail or through the telephone or Internet voting systems. Specific directions for submitting your vote by mail or through the telephone or Internet are included in the accompanying Proxy Statement and on the accompanying Proxy Card. Even if you have submitted your proxy, you may still vote in person if you attend the Annual Meeting.

Sincerely,

Philip A. Choyce
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 23, 2016

The Notice of Annual Meeting of Stockholders,

Proxy Statement for the Annual Meeting and the Annual Report on Form 10-K

for the fiscal year ended December 31, 2015 are available at www.proxyvote.com.

INDEPENDENCE CONTRACT DRILLING, INC.

11601 N. Galayda Street

Houston, TX 77086

PROXY STATEMENT

This Proxy Statement contains information related to the Independence Contract Drilling, Inc. 2016 Annual Meeting of Stockholders (the “Annual Meeting”). In this Proxy Statement, we refer to the Board of Directors of Independence Contract Drilling, Inc. as the “Board” and to Independence Contract Drilling, Inc. as the “Company,” “we,” “us,” and like terms.

We are furnishing the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed Proxy Card, together with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (collectively the “Proxy Materials”), in connection with the solicitation of proxies by the Board for use at the Annual Meeting.

The Proxy Materials are being mailed together on or about May 20, 2016 to each of our stockholders entitled to notice of and to vote at the Annual Meeting.

2016 ANNUAL MEETING DATE AND LOCATION

The Annual Meeting will be held at the Company’s principal executive offices, which are located at 11601 N. Galayda Street, Houston, TX 77086, on Thursday, June 23, 2016, at 8: 00 a.m., Central Daylight Time, or at such other time and place to which the Annual Meeting may be postponed or adjourned. References in this Proxy Statement to the “Annual Meeting” also refer to any adjournments, postponements or changes in location of the Annual Meeting, to the extent applicable.

ABOUT THE ANNUAL MEETING

What is the purpose of the 2016 Annual Meeting of Stockholders?

At the Annual Meeting, our stockholders will be asked to consider and vote upon (a) the election of seven directors to serve until the 2017 Annual Meeting of Stockholders, (b) the approval of the adoption of an amendment to our 2012 Omnibus Incentive Plan (the “2012 Plan”) to increase the number of shares of stock authorized for issuance under the 2012 Plan and to extend its term and (c) approval of the material terms of the performance goals under the 2012 Plan for the purposes of Section 162(m) of the Internal Revenue Code. We will also consider and vote upon any other business that is properly presented at the Annual Meeting (or any adjournments or postponements thereof).

Why did I receive these Proxy Materials?

You received these Proxy Materials from us in connection with the solicitation by our Board of proxies to be voted at the Annual Meeting because you owned shares of our common stock at the close of business on May 11, 2016. We refer to this date as the “Record Date.”

This Proxy Statement contains important information for you to consider when deciding how to vote your shares at the Annual Meeting. Please read this Proxy Statement carefully.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date there were 37,628,659 shares of common stock issued and outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these Proxy Materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker or other agent.

What am I being asked to vote on?

You are being asked to vote on two proposals:

•	Proposal 1: The election of seven directors to serve until the 2017 Annual Meeting of Stockholders.

•

Proposal 2: Approval of (a) the adoption of an amendment to the 2012 Plan to increase the number of shares of stock authorized for issuance under the 2012 Plan and to extend its term; and (b) the material terms of the performance goals under the 2012 Plan for the purposes of Section 162(m) of the Internal Revenue Code (the “Code”).

In addition, you are entitled to vote on any other matters that may properly come before the Annual Meeting.

What are the recommendations of the Board?

The recommendations of the Board are set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote as follows:

•	FOR the election of each of the nominees for director.

•

FOR approval of the adoption of an amendment to our 2012 Plan to increase the number of shares of stock authorized for issuance under the 2012 Plan and to extend its term and approval of the material terms of the performance goals under the 2012 Plan for the purposes of Section 162(m) of the Code.

Could other matters be decided at the Annual Meeting?

At the time this Proxy Statement was mailed, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. With respect to any other matter that properly comes before the Annual Meeting, the Proxy Holders will vote the proxies as recommended by our Board or, if no recommendation is given, in their own discretion.

How do I vote?

For Proposal 1, you may vote “For” a nominee to the Board, you may “Withhold” your vote for any nominee you specify or you may abstain from voting.

For Proposal 2, you may vote “For” approval of (a) the adoption of an amendment to the 2012 Plan and (b) the material terms of the performance goals under the 2012 Plan for the purposes of Section 162(m) of the Code, you may vote “Against” approval of such proposal or you may abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy by using the accompanying proxy card, over the Internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

To vote using the proxy card, simply complete, sign and date the accompanying proxy card and return it promptly in the pre-paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote by proxy over the Internet, follow the instructions provided on the proxy card.

•	To vote by telephone call the toll free number found on the proxy card.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your brokerage firm, bank, dealer or other similar organization, you should have received a voting instruction card and voting instructions with these Proxy Materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your brokerage firm, bank, dealer or other similar organization. Follow the instructions from your brokerage firm, bank, dealer or other similar organization included with these Proxy Materials, or contact your broker, bank or other agent to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet service providers and telephone companies.

Who counts the votes?

Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes (the “Inspector of Election”). If you are a stockholder of record, your executed proxy card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker returns one proxy card to Broadridge on behalf of all its clients.

How are votes counted?

Votes will be counted by the Inspector of Election appointed for the Annual Meeting. With respect to Proposal 1, the Inspector of Election will separately count the number of “For” votes, “Withheld” votes and broker non-votes received for each nominee. With respect to Proposal 2, the Inspector of Election will separately count the number of “For” votes and “Against” votes for the approval of the adoption of an amendment to the 2012 Plan and the material terms of the performance goals under the 2012 Plan for purposes of Section 162(m) of the Code. As noted above, if you are a beneficial owner, you will need to obtain a proxy form from the brokerage firm, bank, dealer or other similar organization that holds your shares and follow the instructions included on that form regarding how to instruct that institution to vote your shares. If you do not give instructions to your brokerage firm, bank, dealer or other similar organization, then they can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See below for more information regarding: “What are ‘broker non-votes’?” and “Which ballot measures are considered ‘routine’ and ‘non-routine’?”

What are abstentions?

Abstentions occur when stockholders are present in person or by proxy at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the brokerage firm, bank, dealer or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of shares of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Which ballot measures are considered “routine” or “non-routine”?

Proposal 1, the election of seven directors to serve until the 2017 Annual Meeting of Stockholders and Proposal 2, approval of the adoption of an amendment to the 2012 Plan and the material terms of the performance goals under the 2012 Plan for purposes of Section 162(m) of the Code, are considered “non-routine” under applicable rules, which could result in broker non-votes.

What is the Effect of Broker Non-Votes and Abstentions and how many votes are needed to approve the proposal?

Proposal 1—the election of seven directors to serve until the 2017 Annual Meeting of Stockholders: To be elected as a director, each nominee must receive the affirmative vote of a plurality of the votes cast at the Annual Meeting. As noted above, you may vote “For” a nominee to the Board, you may “Withhold” your vote for any nominee you specify or you may abstain from voting. Neither votes that are “Withheld” from a director’s election nor broker non-votes or abstentions will affect the outcome of the vote on the election of a director as they are not considered to be “cast.”

Proposal 2—approval of (a) the adoption of an amendment to increase the number of shares authorized for issuance under the 2012 Plan and to extend its term and (b) the material terms of the performance goals under the 2012 Plan for the purposes of Section 162(m) of the Code. To be approved, such amendment must receive the affirmative vote of a majority of the votes cast at the Annual Meeting. As noted above, you may vote “For” approval of the adoption of an amendment to the 2012 Plan, you may vote “Against” approval of such proposal or you may abstain from voting. Broker non-votes or abstentions will not affect the outcome of the vote on the approval of such proposal as they are not considered to have been “cast.”

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock of the Company you own as of the Record Date.

What if I return a proxy card but do not make specific choices?

If we receive a signed and dated proxy card and the proxy card does not specify how your shares are to be voted, your shares will be voted “For” the election of each director nominee and “For” approval of the adoption of an amendment to the 2012 Plan. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

This proxy solicitation is being made by us and we will pay for the entire cost of soliciting proxies. In addition to these mailed Proxy Materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding the Proxy Materials to beneficial owners.

We have retained Broadridge to aid in the distribution of proxy materials and to provide voting and tabulation services for the Annual Meeting. For these services, we will pay Broadridge a fee of approximately $18,500 and reimburse it for certain expenses. In addition, we will reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing the Proxy Materials to the beneficial owners of our common stock.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards.

Can I change my vote after submitting my proxy?

If you are a stockholder of record, you may revoke your proxy at any time prior to the vote tabulation at the Annual Meeting by: (1) sending in an executed proxy card with a later date, (2) timely submitting a proxy with new voting instructions by telephone or over the Internet, (3) sending a written notice of revocation by mail to Independence Contract Drilling, Inc., 11601 N. Galayda Street, Houston, TX 77086 marked “Proxy Information Enclosed, Attention: Corporate Secretary” or (4) attending and voting in person by completing a ballot at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a completed and delivered proxy card.

If you are a beneficial owner, you should follow the instructions provided by your brokerage firm, bank, dealer or other similar organization.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the Annual Meeting if a majority of our outstanding shares of common stock entitled to vote are present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters. On the Record Date, there were 37,628,659 shares outstanding and entitled to vote at the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting may adjourn the Annual Meeting to another place, if any, date and time.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K (“Form 8-K”) within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Form 8-K within four business days of the day the final results are available.

Implications of being an “emerging growth company.”

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting and other requirements. These reduced requirements include reduced disclosures about the Company’s executive compensation arrangements and no non-binding advisory votes on executive compensation. We will cease to be an emerging growth company upon the earliest of: (1) the last day of the fiscal year in which we have $1.0 billion or more in annual revenues; (2) the date on which we become a “large accelerated filer,” as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which generally requires more than $700 million in market value of our common units held by non-affiliates as of June 30 of the year such determination is made; (3) the date on which we issue more than $1.0 billion of non-convertible debt over a three-year period; or (4) the last day of the fiscal year following the fifth anniversary of our Initial Public Offering (“IPO”) (which fiscal year will be 2020).

What is “householding” and how does it affect me?

We may send a single set of Proxy Materials and other stockholder communications to any household at which two or more stockholders reside unless we have received contrary instructions from those stockholders. This process is called “householding.” This reduces duplicate mailings and saves printing and postage costs as well as natural resources. The Proxy Materials and other stockholder communications may be householded based on your prior express or implied consent. If you wish to receive a separate copy of our Proxy Materials for each stockholder sharing your address in the future, please contact Independence Contract Drilling, Inc., 11601 N. Galayda Street, Houston, TX 77086, Attn: Corporate Secretary, by phone at (281) 598-1230 or by email at Investor.relations@icdrilling.com, and we will promptly deliver to you the requested material. You may also contact us in the same manner if you received multiple copies of the Proxy Materials and would prefer to receive a single copy in the future.

Many banks, brokers, and other holders of record have instituted householding. If you or your family have one or more beneficial ownership accounts, you may have received householding information from your bank, broker, or other holder of record in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

When are stockholder proposals due for next year’s annual meeting?

Stockholder proposals for inclusion in next year’s proxy statement

Stockholders interested in submitting a proposal for inclusion in our Proxy Materials and for presentation at the 2017 Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. Provided that the date of such 2017 Annual Meeting of Stockholders is not more than 30 days from the date of the Annual Meeting of Stockholders, such proposals must be submitted in writing to Independence Contract Drilling, Inc., 11601 N. Galayda Street, Houston, TX 77086, Attn: Corporate Secretary, no later than 120 calendar days before the date of the proxy statement released for the previous year’s Annual Meeting of Stockholders. Therefore, the deadline for submitting proposals for inclusion in our Proxy Materials and for presentation at the 2017 Annual Meeting of Stockholders pursuant to Rule 14a-8 is January 20, 2017. No stockholder proposal was received for inclusion in this Proxy Statement.

Other stockholder proposals for presentation at next year’s annual meeting

Our Amended and Restated Bylaws (“Bylaws”) require that stockholders interested in submitting a proposal or nominee for consideration at the 2017 Annual Meeting of Stockholders, which is not submitted for inclusion in our Proxy Materials pursuant to Rule 14a-8 under the Exchange Act, may do so by following the procedures set forth in Section 1.3 of our Bylaws. Section 1.3 of our Bylaws requires any such proposals to be submitted in writing to Independence Contract Drilling, Inc., 11601 N. Galayda Street, Houston, TX 77086, Attn: Corporate Secretary no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting. Pursuant to this requirement, notice must be received no later than close of business on March 25, 2017 nor earlier than close of business on February 23, 2017 to be considered timely under our Bylaws for purposes of our 2017 Annual Meeting of Stockholders; provided, however, that in the event that such date of the annual meeting is more than 30 days before or more than 60 days after June 23, 2017, stockholder notice must be delivered no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. To be in proper form, a stockholder’s notice must include the information about the proposal or nominee specified in our Bylaws.

A stockholder seeking to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaws and applicable Exchange Act requirements. We reserve the right not to consider any proposal or nomination that is not timely or otherwise does not meet our Bylaws or applicable Exchange Act requirements for submitting such proposal or nomination.

Whom should I contact with questions about the Annual Meeting?

If you have any questions about this Proxy Statement or the Annual Meeting, please contact our Corporate Secretary, at 11601 N. Galayda Street, Houston, TX 77086 or by telephone at (281) 598-1230.

Directions to Annual Meeting

Directions to our Annual Meeting, to be held at Company’s principal executive offices, which are located at 11601 N. Galayda Street, Houston, TX 77086, are available on our website at: http://www.icdrilling.com/contact.html.

CORPORATE GOVERNANCE

We are committed to adhering to sound principles of ethical conduct and good corporate governance. We have adopted a number of corporate governance policies and practices designed to promote the long-term interests of our stockholders, maintain internal checks and balances, strengthen management accountability, engender public trust and foster responsible decision making and accountability. The following are certain of the important corporate governance policies and practices we have adopted.

Committee Charters

We have adopted a charter for each of the three committees of the Board. Each committee charter outlines the authority and responsibilities delegated by the Board to the respective committee; enumerates membership requirements for the committee, including any applicable New York Stock Exchange (“NYSE”) or Securities and Exchange Commission (“SEC”) membership requirements; and sets forth a framework for committee meetings. Summaries of each of the committee charters are set forth below under the heading “—Board Committees.” Copies of each of our committee charters is available on our website at http://icdrilling.investorroom.com/corporategovernance.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics—Employees”), which provides the basic principles and guidelines to foster a culture of honesty and accountability and to establish standards of integrity, honesty and ethical conduct that all our officers and employees must follow. We have adopted a separate code of ethics that applies to our directors, including employee directors, which is described in more detail below. A copy of our Code of Ethics—Employees is available on our website at http://icdrilling.investorroom.com/code_of_conduct. Stockholders may also request a printed copy of the Code of Ethics—Employees, free of charge, by contacting our Corporate Secretary, at Independence Contract Drilling, Inc., 11601 N. Galayda Street, Houston, TX 77086 or by telephone at (281) 598-1230 or by emailing Investor.relations@icdrilling.com. Any waiver of the Code of Ethics—Employees for executive officers may be made only by our Board or a Board committee to which the Board has delegated that authority and will be promptly disclosed to our stockholders as required by applicable U.S. federal securities laws and the corporate governance rules of the NYSE. Amendments to the Code of Ethics—Employees must be approved by our Board and will be promptly disclosed (other than technical, administrative or non-substantive changes) on our website.

Code of Ethics for Senior Officers of the Company

We have adopted a Code of Ethics for Senior Officers of the Company (“Code of Ethics—Senior Officers”), supplementing the Code of Ethics-Employees, that sets forth the ethical principles by which our Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer and other executives of the Company are expected to conduct themselves when carrying out their duties. A copy of our Code of Ethics—Senior Officers is available on our website at http://icdrilling.investorroom.com/code_of_conduct. Stockholders may also request a printed copy of the Code of Ethics—Senior Officers, free of charge, by contacting our Corporate Secretary, at Independence Contract Drilling, Inc., 11601 N. Galayda Street, Houston, TX 77086 or by telephone at (281) 598-1230 or by emailing Investor.relations@icdrilling.com. Amendments to the Code of Ethics—Senior Officers must be approved by our Board and will be promptly disclosed (other than technical, administrative or non-substantive changes) on our website.

Code of Business Conduct and Ethics for Directors

We have adopted a Code of Business Conduct and Ethics for Directors (“Code of Ethics—Directors”), which provides the basic principles and guidelines to foster a culture of honesty and accountability and to establish standards of integrity, honesty and ethical conduct that all members of our Board must follow. A copy of our Code of Ethics—Directors is available on our website at http://icdrilling.investorroom.com/code_of_conduct. Stockholders may also request a printed copy of the Code of Ethics—Directors, free of charge, by contacting our Corporate Secretary, at Independence Contract Drilling, Inc., 11601 N. Galayda Street, Houston, TX 77086 or by telephone at (281) 598-1230 or by emailing Investor.relations@icdrilling.com. Any waiver of the Code of Ethics—Directors may be made only by our Board or a Board committee to which the Board has delegated that authority and will be promptly disclosed to our stockholders as required by applicable U.S. federal securities laws and the corporate governance rules of the NYSE. Amendments to the Code of Ethics—Directors must be approved by our Board and will be promptly disclosed (other than technical, administrative or non-substantive changes) on our website.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines (the “Corporate Governance Guidelines”) in compliance with the corporate governance rules of the NYSE. The Corporate Governance Guidelines provide a flexible framework within which the Board and its committees operate. The Corporate Governance Guidelines cover, among other things, director qualification standards, responsibilities of directors, Board access to management and advisors, compensation of directors, Chief Executive Officer evaluation and succession planning. A copy of our Corporate Governance Guidelines is available on our website at http://icdrilling.investorroom.com/corporategovernance.

Related Person Transaction Policy

We have adopted a Related Person Transaction Policy (the “Related Person Transaction Policy”), which provides guidelines for the review and approval of certain transactions, arrangements or relationships involving the Company and any of our directors (or nominees for director), executive officers, stockholder owing more than 5% of the Company and any immediate family members of any such person. As a general matter, we discourage such “related person transactions” because they present a heightened risk of potential or actual conflicts of interest and may create the appearance that decisions are based on considerations other than the best interest of the Company and its stockholders. In addition, our Related Person Transaction Policy is designed to assist the Board in preparing the disclosure that SEC rules require to be included in the Company’s applicable filings under the Securities Act of 1933 (the “Securities Act”) and the Exchange Act. Please see “Certain Relationships and Related Party Transactions—Policies and Procedures for Identifying, Assessing and Approving Related Person Transactions” for additional information regarding our Related Person Transaction Policy. In addition to our Related Person Transaction Policy, which applies only to the persons enumerated above in specified circumstances, we have also adopted a Conflicts of Interest Policy, described in more detail below, that facilitates the general review of possible conflicts of interest for all our employees and our directors.

Conflicts of Interest Policy

We have adopted a Conflicts of Interest Policy (the “Conflicts of Interest Policy”), which provides guidelines and procedures regarding the timely and proper disclosure of possible conflicts of interest a Company employee or director may have in order to allow the Company to review each such possible conflict. Under our Conflicts of Interest Policy, a conflict arises when an individual’s private interest interferes in any way with the interests of the Company as a whole. Our Conflicts of Interest Policy is designed to prohibit directors, officers or other employees from engaging in any business or conduct or entering into any agreement or arrangement that would give rise to actual or potential conflicts of interest and provides guidance on how to report potential conflicts of interest. The Conflicts of Interest Policy supplements our Related Person Transaction Policy and each of our codes of ethics.

INFORMATION ABOUT OUR BOARD AND ITS COMMITTEES

Board Structure

Our business and affairs are managed under the direction of the Board. Our Board currently consists of seven directors with three standing committees to assist the Board in discharging its responsibilities: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Details as to the membership of the Board and each committee and the function of each committee are provided below. Our Bylaws state that the Board shall initially consist of five members and generally provides that this number may be increased or decreased by a majority vote of the Board. However, no reduction of the authorized number of directors may have the effect of removing any director before the director’s term of office expires.

The following table identifies current members of the Board, the standing committees of the Board on which they serve and the chair of each committee as of the date of this Proxy Statement. The Board appoints members to its various committees on an annual basis at a regularly scheduled meeting, typically following the annual meeting of stockholders. Additional information about each committee is set forth below under the heading “—Committees of Our Board.” As noted above under “Corporate Governance—Committee Charters,” each committee has a charter, which is available on our website at http://icdrilling.investorroom.com/corporategovernance. Stockholders may also obtain electronic or printed copies of these documents, free of charge, by contacting our Corporate Secretary, at Independence Contract Drilling, Inc., 11601 N. Galayda Street, Houston, TX 77086 or by telephone at (281) 598-1230 or by emailing Investor.relations@icdrilling.com. Biographies and other background information concerning each of our current directors are set forth under the heading “Proposal 1: Election of Directors—Director Biographies.”

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Thomas R. Bates, Jr. Chairman of the Board	Member	Member
Byron A. Dunn Chief Executive Officer

Edward S. Jacob, III
President & Chief Operating Officer

Arthur Einav		Member	Chair

Matthew D. Fitzgerald	Chair		Member

Daniel F. McNease	Member	Chair	Member
Tighe A. Noonan

Attendance at Board and Committee Meetings

In 2015, our Board held nine meetings and each of our directors attended at least 75% of the meetings of our Board and any Board committee on which he served.

Attendance at Annual Meetings

Directors are encouraged, but not required, to attend our annual meeting of stockholders. During 2015, six of our directors attended the annual meeting of stockholders.

Director Independence

Our Board has determined that Messrs. Bates, Einav, Fitzgerald, McNease and Noonan are each independent under the listing standards of the NYSE. Messrs. Dunn and Jacob are not considered independent due to their current employment relationship with us.

In evaluating each director’s independence, the Board considered all of the objective independence standards under any applicable NYSE listing standards and SEC rules as well as subjectively considered each of our directors’ direct and indirect relationships with the Company. The material relationships consisted of:

•

Mr. Einav’s position as Managing Director, General Counsel and Corporate Secretary at Sprott Resource Corp. (“Sprott”) and Sprott’s business relationships with the Company during the last three fiscal years;

•	Mr. McNease’s position as a director of AXON EP, Inc. (“AXON”) and AXON’s business relationship with the Company during the last three fiscal years;

•

Mr. Noonan’s position as a founding shareholder partner and partner of 4D Global Energy Advisors SAS (“4D”) and 4D’s business relationship with the Company, 4D’s business relationships and Mr. Noonan’s position as a director of the ultimate parent of Global Energy Services Operating, LLC (“GES”) and GES’s business relationships with the Company during the last three fiscal years;

•	Mr. Bates’ former position as a director of the ultimate parent of GES and GES’s business relationship with the Company during the last three fiscal years; and

•	Mr. Fitzgerald’s former position as a director of Rosetta Resources Inc. (“Rosetta”) and Rosetta’s business relationship with the Company during the last three fiscal years.

Board Leadership Structure

Thomas R. Bates, Jr., an independent director, serves as the chairman of our Board. Currently, the Board believes that having an independent director serve as Chairman of the Board is in the best interest of the Company. Our Chief Executive Officer is responsible for setting our strategic direction and providing day-to-day leadership, while the Chairman of the Board sets the agenda for Board meetings, presides over Board meetings and provides guidance to the Chief Executive Officer. We believe this structure ensures a greater role for independent directors in the oversight of our Company and active participation from independent directors in setting agendas and establishing priorities and procedures for the work of the Board. Our Board periodically reviews our leadership structure and may make such changes in the future as it deems appropriate.

Executive Sessions

To facilitate candid discussion among the directors, our non-employee directors typically meet in executive session in conjunction with regular Board meetings or as otherwise determined to be necessary. Mr. Bates, our non-executive Chairman of the Board, presides over and is responsible for preparing an agenda for these meetings.

Board’s Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks our Company faces, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our Board believes that establishing the right “tone at the top” and that full and open communication between management and our Board are essential for effective risk management and oversight. Our Chairman has regular discussions with our Chief Executive Officer and other senior officers to discuss strategy and risks facing our Company. Senior management regularly attends Board meetings, provides Board presentations on strategic matters involving our operations and is available to address any questions or concerns raised by our Board on risk management-related and any other matters.

While our Board is ultimately responsible for risk oversight at our Company, each of our Board committees assists our Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and accounting. The Compensation Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning and corporate governance.

Board Diversity

Our Board seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of our Board’s deliberations and decisions. Our Nominating and Corporate Governance Committee is responsible for identifying and recommending to our Board qualified individuals to be nominated to serve on our Board. In selecting potential Board candidates, our Board considers diversity in its broadest sense, including, among other things, diversity of background, perspective, personal and professional experiences and geography, as well as the existing skill-set of our Board and the needs of our Company. We discuss each of our directors’ qualifications and characteristics under the heading “Proposal 1: Election of Directors—Director Biographies.”

Committees of Our Board

As noted above, our Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. A description of each committee, its function and charter, are provided below:

Audit Committee

Pursuant to its charter, the Audit Committee’s duties include, but are not limited to, oversight of the following: (1) our accounting and financial reporting process; (2) the integrity of our financial statements; (3) our independent auditor’s qualifications and independence; (4) the performance of our internal audit function and independent auditors and (5) our compliance with legal and regulatory requirements.

The Audit Committee is currently comprised of Messrs. Bates, McNease and Fitzgerald (chairman). Each member of the Audit Committee is “financially literate” as defined in the NYSE listing standards. Mr. Fitzgerald, chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined under the rules and regulations of the SEC.

Under rules implemented by the NYSE and SEC, we are required to have an audit committee comprised of at least three directors who meet the independence standards established by the NYSE and the Exchange Act. We have determined that Messrs. Bates, McNease and Fitzgerald are independent under the standards established by both the NYSE and Rule 10A-3 of the Exchange Act.

The Audit Committee met seven times during 2015.

Compensation Committee

Pursuant to its charter, the Compensation Committee’s duties include, but are not limited to, the following: (1) establishing salaries, incentive and other forms of compensation for our executive officers; (2) reviewing non-employee director compensation; (3) administering the Company’s incentive compensation and equity plans; (4) reviewing the risks arising from the Company’s compensation policies and practices; and (5) overseeing regulatory compliance with respect to compensation matters.

In connection with these purposes, the Board has delegated to the Compensation Committee the overall responsibility for establishing, implementing and monitoring compensation for our executive officers. Together with our Chief Executive Officer (with the exception of compensation matters related to our Chief Executive Officer, for which management is not involved), and any other counsel or other advisors deemed appropriate by it, the Compensation Committee reviews and makes a final determination with regard to executive compensation. For example, the Compensation Committee reviews and approves the compensation of our executive officers and makes appropriate adjustments based on Company performance, achievement of predetermined goals and changes in an officer’s duties and responsibilities. The Compensation Committee is also responsible for approving all employment agreements related to our executive officers.

In addition, our Board has delegated to the Compensation Committee the responsibility for establishing, implementing and monitoring the compensation for our non-employee directors. Our Compensation Committee establishes, reviews and approves the compensation of our non-employee directors and makes appropriate adjustments based on their performance, duties and responsibilities and the competitive environment. Our Compensation Committee’s primary objectives in establishing and implementing director compensation are to (1) ensure the ability to attract, motivate and retain the talent necessary to provide qualified Board leadership, and (2) use the appropriate mix of long-term and short-term compensation to ensure high Board and/or committee performance.

The Compensation Committee charter provides that the committee may, in its sole discretion, retain, obtain advice from or terminate a compensation consultant to assist in the evaluation of the director, chief executive officer or executive officer compensation. The Compensation Committee has direct responsibility for the appointment, compensation and oversight of any such compensation consultant and has sole authority to approve any such consultant’s fees. The Compensation Committee has retained Pearl Meyer & Partners (“PM&P”), a national executive and director compensation strategy and governance consulting firm, to review and provide recommendations concerning components of the Company’s executive compensation program. The Compensation Committee concluded that no conflict of interest existed that would prevent PM&P from independently representing the Compensation Committee.

The Compensation Committee is currently comprised of Messrs. Bates, Einav and McNease (chairman). Our Board has affirmatively determined that each of Messrs. Bates, Einav and McNease meets the definition of independent director for purposes of serving on the Compensation Committee under applicable NYSE rules.

The Compensation Committee met four times during 2015.

Nominating and Corporate Governance Committee

Pursuant to its charter, the Nominating and Corporate Governance Committee duties include, but are not limited to: (1) monitoring the implementation of sound corporate governance principles and practices, (2) identifying individuals believed to be qualified to become directors of the Company, (3) selecting or recommending candidates for all directorships to be filled, and (4) overseeing the evaluation of the Board.

The Nominating and Corporate Governance Committee consists of three directors, Messrs. Einav (chairman), Fitzgerald and McNease.

The Nominating and Corporate Governance Committee met twice during 2015.

Board and Committee Self Evaluations

Our Board annually conducts a self-evaluation to assess and identify opportunities to improve its performance. The Nominating and Corporate Governance Committee oversees the Board’s self-evaluation process.

Director Selection and Nomination Process

The Nominating and Corporate Governance Committee is responsible for establishing criteria for selecting new directors, seeking individuals to become directors when necessary and recommending such individuals to our Board. In seeking candidates for our Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials. Currently, the Nominating and Corporate Governance Committee does not require director candidates to possess a specific set of minimum qualifications, as different factors may assume greater or lesser significance at particular times, and the needs of our Board may vary in light of its composition and the Nominating and Corporate Governance Committee’s perceptions about future issues and needs. However, while the Nominating and Corporate Governance Committee does not maintain a formal list of qualifications, in making its evaluation and recommendation of candidates, the Nominating and Corporate Governance Committee may consider, among other factors, diversity, age, skill, experience in the context of the needs of our Board, independence qualifications and whether prospective nominees have relevant business and financial experience, have industry or other specialized expertise and have high moral character.

The Nominating and Corporate Governance Committee may consider candidates for our Board from any reasonable source, including from a search firm engaged by the Nominating and Corporate Governance Committee or stockholder recommendations, provided that the procedures set forth in “About the Annual Meeting—When are stockholder proposals due for next year’s annual meeting?” are followed. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate is recommended by a stockholder or not. However, in evaluating a candidate’s relevant business experience, the Nominating and Corporate Governance Committee may consider previous experience as a member of our Board.

Communications with the Board

Our Board welcomes communications from our stockholders and other interested parties. Stockholders or interested parties wishing to communicate directly with our Board, any individual director, the Chairman of the Board, any non-management director or the independent directors as a group may do so by writing to them care of Independence Contract Drilling, Inc., 11601 N. Galayda Street, Houston, TX 77086, Attn: Corporate Secretary. Stockholders and any other interested parties should mark the envelope containing each communication as “Stockholder Communication with Directors” and clearly identify the intended recipient(s) of the communication. The Corporate Secretary will forward appropriate communications. Any concerns related to accounting, internal accounting controls or auditing matters will be promptly brought to the attention of the Chairman of the Audit Committee as appropriate.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Identifying, Assessing and Approving Related Person Transactions

We maintain a “Related Person Transaction Policy” that provides guidelines for the review and approval of certain transactions, arrangements or relationships involving the Company and any of our directors (or nominees for director), executive officers, stockholder owing more than 5% of the Company and any immediate family members of any such person (“Related Person”). As a general matter, we discourage such “related person transactions” because they present a heightened risk of potential or actual conflicts of interest and may create the appearance that decisions are based on considerations other than the best interest of the Company and its stockholders. Such related person transactions are also subject to our Conflicts of Interest Policy and our Codes of Business Conduct and Ethics, which restrict the ability of our directors, officers and employees to engage in business or conduct or entering into any agreement or arrangement that would give rise to an actual or potential conflict of interest. See “Corporate Governance” above for additional information on each of these governance policies. Each year, we are required to disclose certain transactions between the Company and a Related Person, as well as our policies concerning related person transactions. Our Related Person Transaction Policy is intended to assist us in complying with the disclosure obligations concerning these transactions under applicable SEC rules.

Pursuant to our Related Person Transaction Policy, the Nominating and Corporate Governance Committee is generally required to review the material facts and either approve or disapprove, those related party transactions, in which (1) the aggregate amount involved exceeds, or is expected to exceed, $120,000 in any calendar year and (2) any Related Person has or will have a direct or indirect interest (other than solely as a result of being a director of, or holding less than a 10% beneficial ownership interest in, another entity). Thereafter, on at least an annual basis, the Nominating and Corporate Governance Committee is required to review and assess any ongoing transaction, arrangement or relationship with the Related Person to confirm that such transaction, arrangement or relationship remains appropriate. Any member of the Nominating and Corporate Governance Committee who is a Related Person with respect to the transaction will be recused from the review and approval process.

We annually distribute a questionnaire to our executive officers and directors requesting certain information regarding, among other things, their immediate family members, employment and beneficial ownership interests. This information is then reviewed for any conflicts of interest under the Conflicts of Interest Policy, the Codes of Business Conduct and Ethics and the Related Person Transaction Policy. Additionally, the Nominating & Governance Committee and the Board review any related person transactions involving non-employee directors as part of the annual determination of their independence.

Related Person Transactions

Since January 1, 2016, we have not entered into any transactions with related persons requiring disclosure under Item 404 of Regulation S-K, except that the son of our President and Chief Operating Officer began working in a sales capacity at, and became a minority owner of, a vendor from which we purchase oilfield equipment and related supplies. Total purchases from this vendor during 2015 were $148,000. Transactions with this vendor were approved in accordance with our Related Person Transaction Policy.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2015, Messrs. Bates, Einav and McNease served on our Compensation Committee. No member of the Compensation Committee has served as an officer or employee of the Company. None of the members of the Compensation Committee has had any substantial business dealings with the Company. None of our executive officers are now, or at any time has been, a member of the compensation committee or board of directors of another entity, one of whose executive officers has been a member of the Compensation Committee of our Board.

STOCK OWNERSHIP INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our outstanding common stock to file initial reports of ownership and changes in ownership of common stock with the Securities and Exchange Commission. Reporting persons are required by the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of reports we received and the written representations from our directors and officers, we believe that all filings required to be made under Section 16(a) were timely made for the fiscal year ended December 31, 2015.

Securities Authorized for Issuance Under Our Equity Compensation Plan

The following sets forth certain information regarding our equity compensation plan as of December 31, 2015.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (A)) (C)
Equity compensation plans approved by security holders(1)	956,653	$12.74	31,648
Equity compensation plans not approved by security holders	—	—	—

Total	956,653	$12.74	31,648

(1)	Represents our 2012 Omnibus Incentive Plan. For additional information, see “Executive Compensation—2012 Omnibus Incentive Plan.”

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of May 11, 2016, for: (1) each person known by us to beneficially own more than 5% of our common stock; (2) each of our directors and director nominees; (3) each of our named executive officers (as such term is defined by the SEC); and (4) all directors and executive officers as a group.

Footnote 1 to the following table provides a brief explanation of what is meant by the term “beneficial ownership.” The number of shares beneficially owned, the shares acquirable within 60 days and the percentages of beneficial ownership are based on 37,628,659 shares of common stock outstanding as of May 11, 2016, the number of shares owned on May 11, 2016 and the number of shares acquirable within 60 days of May 11, 2016 by the named person assuming no other person exercised options, with the exception of the amounts reported in filings on Schedule 13G or 13D, which amounts are based on holdings as of December 31, 2015, or as otherwise disclosed in such filings or the footnotes below.

To our knowledge and except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in this table have the sole voting power with respect to all shares of common stock listed as beneficially owned by them.

Name and Address of Beneficial Owners(1)(2)	Shares Beneficially Owned(3)	Shares Acquirable within 60 days(4)	Total	Percent of Common Stock Beneficially Owned
5% Stockholders:
Sprott Resource Corp.(5)	4,537,272	—	4,537,272	12.1%
4D Global Energy Advisors SAS(6)	2,562,500	—	2,562,500	6.8%
Lime Rock Partners III, L.P.(7)	2,119,500	—	2,119,500	5.6%
Jennison Associates LLC(8)	2,498,066	—	2,498,066	6.6%
Prudential Financial, Inc.(8)(9)	2,499,166	—	2,499,166	6.6%
FMR LLC(10)	3,468,613	—	3,468,613	9.2%

Directors and Named Executive Officers:
Thomas R. Bates, Jr.(11)	30,122	—	30,122	*
Byron A. Dunn(12)	343,206	400,350	743,556	2.0%
Arthur Einav(5)(13)	8,182	—	8,182	*
Matthew D. Fitzgerald(14)	23,122	—	23,122	*
Edward S. Jacob, III(15)	132,343	89,490	221,833	*
Daniel F. McNease(16)	20,122	—	20,122	*
Tighe A. Noonan(6)(17)	2,570,682	—	2,570,682	6.8%
Philip A. Choyce(18)	153,048	157,000	310,048	*

All Directors and Executive Officers as a Group (13 persons):	3,468,589	841,073	4,309,662	11.5%

*	Less than 1%.
(1)

“Beneficial ownership” is a term broadly defined by the SEC in Rule 13d-3 under the Exchange Act and includes more than the typical forms of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership” meaning ownership of shares as to which a person has or shares investment or voting power, or a person who, through a trust or proxy, prevents the person from having beneficial ownership.

(2)

The address for each Named Executive Officer and director set forth in the table, unless otherwise indicated, is c/o Independence Contract Drilling, Inc., 11601 N. Galayda Street, Houston, Texas 77086.

(3)

Amounts shown include common stock and restricted stock awards beneficially owned as of May 11, 2016, with the exception of the amounts reported in filings on Schedule 13G or 13D, which amounts are based on holdings as of December 31, 2015, or as otherwise disclosed in such filings. Where unvested restricted stock awards have been included, a footnote has been provided to set forth the unvested amount and the vesting schedule for such shares. Performance based restricted stock units that have been granted, but not yet earned, have been excluded from this figure.

(4)	Reflects the number of shares that could be purchased upon the exercise of options, warrants or other right of conversion held by the named person as of May 11, 2016 or within 60 days of May 11, 2016.
(5)

As reported on Schedule 13D as of August 13, 2014 and filed with the SEC on August 21, 2014, Sprott Resource Corp. (“Sprott”) has sole voting power over 4,525,000 shares and sole dispositive power of 4,525,000 shares. The shares Sprott is deemed to beneficially own and have sole voting and dispositive power over are directly owned by Sprott Resource Partnership, a general partnership controlled by Sprott. Sprott’s business address is Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2750, P.O. Box 90, Toronto, Ontario M5J 2J2. A member of our Board, Arthur Einav, is a Managing Director and the General Counsel and Corporate Secretary at Sprott. Mr. Einav expressly disclaims beneficial ownership over the shares, beneficially owned by Sprott except to the extent of his pecuniary interest therein.

(6)

As reported on Schedule 13G as of August 7, 2014 and filed with the SEC on August 18, 2014, 4D Global Energy Advisors SAS (“4D”) has shared voting power over 2,562,500 shares and shared dispositive power of 2,562,500 shares. The shares 4D may be deemed to beneficially own and have shared voting and dispositive power over are directly held by 4D Global Energy Investments plc, which 4D is the appointed Alternative Investment Fund Advisor of. In addition, one of our directors, Tighe Noonan, may be deemed a beneficial owner of these shares due to his position as the general manager of 4D. Mr. Noonan and 4D expressly disclaim beneficial ownership of these securities. 4D’s business address is 15 rue de La Baume, Paris, France 75008.

(7)

As reported on Schedule 13G/A as of December 31, 2015 and filed with the SEC on February 16, 2016, Lime Rock Partners III, LP (“Lime Rock”) directly holds 549,500 shares of our common stock. LRP GP III, Inc. (“LRP GP”) is the general partner of Lime Rock Partners GP III, L.P. (“Lime Rock Partners GP”), which is the general partner of Lime Rock. John T. Reynolds (“Reynolds”) and Jonathan C. Farber (“Farber”) are the sole directors of LRP GP. Global Energy Services Operating, LLC (“GES”) directly holds 1,570,000 shares of our common stock. GES Global Energy Services, Inc. (“GES Corp.”) directly owns 100% of the equity interests of GES. IDM Delaware, Inc. (f/k/a IDM Group, Ltd.) (“IDM”) directly owns 100% of the equity interests of GES Corp. Lime Rock owns a majority of the equity interests in IDM. Therefore, Lime Rock, LRP GP, Lime Rock Partners GP, Reynolds and Farber may be deemed to share the right to dispose of or to direct the disposition of and may be deemed to share the power to vote or direct the vote of 1,570,000 shares of our common stock through its indirect ownership of GES. IDM, GES Corp, Lime Rock, LRP GP, Lime Rock Partners GP, Reynolds and Farber each disclaim beneficial ownership of the reported shares of our common stock except to the extent of such person’s pecuniary interest therein, and the Schedule 13G shall not be deemed an admission that IDM, GES Corp, Lime Rock, LRP GP, Lime Rock Partners GP, Reynolds and Farber are the beneficial owners of the reported common stock for the purposes of Section 13(d) of the Exchange Act or any other purpose. Lime Rock, Farber and Reynolds’s business address is 274 Riverside Avenue, Westport, CT 06880.

(8)

As reported on Schedule 13G/A as of December 31, 2015 and filed with the SEC on February 15, 2016, Jennison Associates LLC (“Jennison”) has sole voting power over 2,498,066 shares and shared dispositive power of 2,498,066 shares. Jennison furnishes investment advice to several investment companies, insurance separate accounts and institutional clients (the “Jennison Managed Portfolios”). As a result of its role as an investment advisor of the Jennison Managed Portfolios, Jennison may be deemed to be the beneficial owner of the shares of our common stock owned by such Jennison Managed Portfolios. Prudential Financial, Inc. (“Prudential”) indirectly owns 100% of the equity interests in Jennison and may, therefore, be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Jennison may have with respect to our common stock owned by the Jennison Managed Portfolios. Jennison and Prudential did not file a joint Schedule 13G/A, and as such, shares reported as beneficially owned by Jennison on its Schedule 13G/A may also be reported as beneficially owned by Prudential on the 13G/A filed by Prudential. Jennison’s business address is 466 Lexington Avenue, New York, New York 10017.

(9)

As reported on Schedule 13G/A as of December 31, 2015 and filed with the SEC on January 28, 2016, Prudential has sole voting power over 1,100 shares, shared voting power over 2,498,066 shares, sole dispositive power of 1,100 shares and shared dispositive power of 2,498,066 shares. The shares Prudential may be deemed to beneficially own are held through its parent/subsidiary relationship with Jennison and Quantitative Management Associates LLC. Prudential’s filing should not be construed as an admission that Prudential is, for purposes of Section 13 or 16 of the Exchange Act, the beneficial owner of the shares. Prudential’s business address is 751 Broad Street, Newark, New Jersey, 07102.

(10)

Amounts reported do not reflect any shares that may have been beneficially acquired by FMR in connection with the Company’s recent public offering of common stock that closed April 26, 2016. As reported on Schedule 13G/A as of December 31, 2015 and filed with the SEC on February 12, 2016, FMR LLC (“FMR”) has sole dispositive power of 3,468,613 shares. The shares FMR may be deemed to beneficially own are held through certain of its affiliates and subsidiaries and other companies. Members of the family of Edward C. Johnson, III, including Abigail P. Johnson, through their ownership of voting common shares and the execution of a shareholder’s voting agreement, may be deemed to form a controlling group with respect to FMR. Neither FMR nor Edward C. Johnson, III, nor Abigail P. Johnson has sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (the “Fidelity Funds”) and advised by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR, which power overrides the Fidelity Funds’ boards of trustees. Fidelity Management & Research Company carries out voting of shares under written guidelines established by the Fidelity Funds’ board of trustees. FMR’s address is 245 Summer Street, Boston, Massachusetts 02210.

(11)

Includes 8,182 shares of restricted stock that will not vest within 60 days of May 11, 2016, but which provide Mr. Bates with voting rights and will vest ratably on each of August 20, 2016 and August 20, 2017. Excludes 17,500 shares underlying restricted stock units that will not vest until February 22, 2017.

(12)

Shares acquirable within 60 days include options to purchase 400,350 shares of common stock that are exercisable within 60 days of May 11, 2016. Includes 78,500 shares owned by A2L, Ltd, over which Mr. Dunn shares voting and dispositive control, 105,975 shares of common stock owned by Field Rock Partners, Limited Partnership, over which Mr. Dunn shares voting and dispositive control and 116,436 shares of restricted stock that will not vest within 60 days of May 11, 2016, but which provide Mr. Dunn with voting rights and will vest ratably on each of August 13, 2016 and August 13, 2017. Excludes 240,000 shares of common stock underlying restricted stock units that will vest ratably on each of February 22, 2017, February 22, 2018 and February 22, 2019. Also excludes 232,872 shares of common stock underlying performance restricted stock units that may potentially vest, based upon achievement of performance metrics, on August 13, 2017 and 40,335 shares of common stock underlying performance restricted stock units that may potentially vest, based upon achievement of performance metrics, on February 22, 2019.

(13)

Excludes 4,525,000 shares owned by Sprott, for whom Mr. Einav serves as an executive officer, because Mr. Einav does not have sole or shared voting or dispositive power over the shares beneficially owned by Sprott. Includes 8,182 shares of restricted stock that will not vest within 60 days of May 11, 2016, but which provide Mr. Einav with voting rights and will vest ratably on each of August 20, 2016 and August 20, 2017. Excludes 17,500 shares underlying restricted stock units that will not vest until February 22, 2017.

(14)

Includes 8,182 shares of restricted stock that will not vest within 60 days of May 11, 2016, but which provide Mr. Fitzgerald with voting rights and will vest ratably on each of August 20, 2016 and August 20, 2017. Excludes 17,500 shares underlying restricted stock units that will not vest until February 22, 2017.

(15)

Shares acquirable within 60 days includes options to purchase 89,490 shares of common stock that are exercisable within 60 days of May 11, 2016, and excludes options to purchase 29,830 shares of common stock that are not exercisable within 60 days of May 11, 2016. Includes 57,382 shares of restricted stock that will not vest within 60 days of May 11, 2016, but which provide Mr. Jacob with voting rights and will vest ratably on August 13, 2016 and August 13, 2017. Also includes 19,363 shares of restricted stock that will not vest within 60 days of May 11, 2016, but which provide Mr. Jacob with voting rights and will vest ratably on December 31, 2016. Excludes 120,000 shares of common stock underlying restricted stock units that will vest ratably on each of February 22, 2017, February 22, 2018 and February 22, 2019. Also excludes 114,760 shares of common stock underlying performance restricted stock units that may potentially vest, based upon achievement of performance metrics on August 13, 2017 and 20,175 shares of common stock underlying performance restricted stock units that may potentially vest, based upon achievement of performance metrics, on February 22, 2019.

(16)

Includes 8,182 shares of restricted stock that will not vest within 60 days of May 11, 2016, but which provide Mr. McNease with voting rights and will vest ratably on each of August 20, 2016 and August 20, 2017. Excludes 17,500 shares underlying restricted stock units that will not vest until February 22, 2017.

(17)

Includes 2,562,500 shares that Mr. Noonan may be deemed to beneficially own through his indirect ownership and position as founding shareholder Partner of 4D. Mr. Noonan expressly disclaims beneficial ownership of these securities, except to the extent of his primary interest therein. Excludes shares owned by GES, of which Mr. Noonan is a director of the ultimate parent, because Mr. Noonan does not have sole or shared voting or dispositive power over the shares beneficially owned by GES. Includes 8,182 shares of restricted stock that will not vest within 60 days of May 11, 2016, but which provide Mr. Noonan with voting rights and will vest ratably on each of August 20, 2016 and August 20, 2017. Excludes 17,500 shares underlying restricted stock units that will not vest until February 22, 2017.

(18)

Shares acquirable within 60 days includes options to purchase 157,000 shares of common stock that are exercisable within 60 days of May 11, 2016. Includes 57,563 shares of restricted stock that will not vest within 60 days of May 11, 2016, but which provide Mr. Choyce with voting rights and will vest ratably on August 13, 2016 and August 13, 2017. Excludes 110,000 shares of common stock underlying restricted stock units that will vest ratably on each of February 22, 2017, February 22, 2018 and February 22, 2019. Also excludes 115,124 shares of common stock underlying performance restricted stock units that may potentially vest, based upon achievement of performance metrics, on August 13, 2017 and 18,495 shares of common stock underlying performance restricted stock units that may potentially vest, based upon achievement of performance metrics, on February 22, 2019.

EXECUTIVE OFFICERS

Our executive officers serve at the discretion of our Board. The following table sets forth certain information as of the date of this Proxy Statement regarding our executive officers:

Name	Age	Position
Byron A. Dunn	58	Chief Executive Officer
Edward S. Jacob, III	63	President and Chief Operating Officer
Philip A. Choyce	49	Senior Vice President and Chief Financial Officer
David C. Brown	69	Senior Vice President—Construction and Engineering
J. Scott Thompson	61	Senior Vice President—Human Resources and Administration
Michael J. Harwell	47	Vice President—Finance and Chief Accounting Officer
Christopher K. Menefee	38	Vice President—Business Development
Aaron W. Mueller	37	Vice President—HSE

There are no family relationships among any of our directors and executive officers.

The following biographies describe the business experience of our executive officers.

Byron A. Dunn, Director and Chief Executive Officer. Mr. Dunn is one of our original founders and has served as our Chief Executive Officer and a director since our inception in 2011. From 2007 to 2010, Mr. Dunn served as a Director, President and Chief Executive Officer of Global Energy Services, whose Drilling Group formed the rig manufacturing division of our company upon our formation. From 2010 to 2011, Mr. Dunn served as a Director, President and Chief Executive Officer of Erin Energy Corp, a NYSE listed international E&P company with operations in China and Africa. Previously, Mr. Dunn served as Vice President of National Oilwell Varco, Inc. (“NOV”), President of NOV’s 3,500 employee, $1.0 billion revenue Eastern Hemisphere Rig Solutions Group and as Chairman of the Board of Directors of TTS Marine ASA. Mr. Dunn also chaired the National Oilwell/Varco merger integration task force. Mr. Dunn has over 15 years’ experience in investment banking, last serving as Executive Director of the UBS Global Energy and Power Group. He earned a BS in Chemical Engineering from the Illinois Institute of Technology and an MBA from the University of Chicago Booth School of Business. He also holds a CFA charter and is a member of the American Institute of Chemical Engineers, the Society of Petroleum Engineers and is a Fellow of the National Association of Corporate Directors. He serves on the Board of Directors of Brace Industrial Group and as a Chairman of its HSE Committee.

Edward S. Jacob, III, Director, President and Chief Operating Officer. Mr. Jacob has served as our President and Chief Operating Officer and a director since May 2014 and served as our Executive Vice President and Chief Operating Officer from February 2013 until May 2014. Before joining us, Mr. Jacob served as the President and Chief Executive Officer of Keen Energy (“Keen”) from March 2009 until October 2012. Mr. Jacob evaluated business opportunities from October 2012 until joining us in February 2013. Prior to Keen, Mr. Jacob had a distinguished career at Grey Wolf, Inc. (“Grey Wolf”), a contract drilling company, from February 1999 until December 2008, serving as Senior Vice President of Operations. While at Grey Wolf, Mr. Jacob also served as Senior Vice President of Marketing. Mr. Jacob left Grey Wolf when it was acquired by Precision Drilling Company in December 2008. Prior to working at Grey Wolf, Mr. Jacob served as Executive Vice President of Bayard Drilling Technologies, Inc. (“Bayard”), operating 88 land rigs in Oklahoma, Texas and Louisiana. Prior to joining Bayard, Mr. Jacob spent 13 years in various sales, marketing and operations management positions with Helmerich & Payne International Drilling Co. Mr. Jacob is a 2007 graduate of the Harvard Business School’s Advanced Management Program. Mr. Jacob currently serves as the Chairman of the Executive Committee of the Board of Directors of the International Association of Drilling Contractors (the “IADC”) and served as the Chairman of the Board of the IADC during 2015. He is also a member of the Society of Petroleum Engineers, the American Association of Drilling Engineers and the American Petroleum Institute. Mr. Jacob has received the IADC’s Distinguished Service Award and 2014 Contractor of the Year Award. Mr. Jacob has also served on the API Executive Committee for Drilling and Production Operations.

Philip A. Choyce, Senior Vice President and Chief Financial Officer. Mr. Choyce is one of our original founders and has served as our Senior Vice President and Chief Financial Officer since March 2012 and as our Senior Vice President and General Counsel from November 2011 until March 2012. From 2009 until 2011, Mr. Choyce was the owner of The Choyce Firm, which provided legal services to domestic and international oil and gas services companies. Mr. Choyce served as the Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of Grant Prideco, Inc., one of the world’s largest suppliers of drill pipe and drill bits, from its spinoff into a new public company in 2000 until its sale to National Oilwell Varco in 2008. Prior to joining Grant Prideco, Mr. Choyce was a Senior Associate at Fulbright & Jaworski LLP. Mr. Choyce began his career as a certified public accountant at Ernst & Young LLP. Mr. Choyce graduated from Texas A&M University with a B.B.A. in accounting in 1989, and received his law degree from the University of Texas in Austin in 1993.

David C. Brown, Senior Vice President—Construction and Engineering. Mr. Brown has served as our Senior Vice President—Construction and Engineering since May 2014 and as our Vice President—Organizational Effectiveness from March 2012 to May 2014. Mr. Brown retired in 2010 from Lanzhou LS—National Oilwell Petroleum Engineering Company where he served as the Chief Operating Officer since 2006. From 2000 to 2005 Mr. Brown was the Vice President of Manufacturing and Chief Health, Safety and Environmental and Quality Officer of National Oilwell. He co-chaired the National Oilwell/Varco integration in 2004 and 2005. Mr. Brown held various operating positions within National Oilwell, Oilwell and U.S. Steel beginning in 1969. He is a graduate of the University of Pittsburgh with a degree in industrial engineering.

J. Scott Thompson, Senior Vice President—Human Resources and Administration. Mr. Thompson has served as Senior Vice President—Human Resources and Administration since October 2014. Prior to joining the Company, Mr. Thompson served as the Director, Learning & Development at Noble Energy, Inc. (“Noble”) from May 2012 to October 2014, where he directed the learning and organizational development activities of Noble. From December 2009 to May 2012, Mr. Thompson was Vice President—Environmental Operations at Carbo Ceramics. From April 2006 to November 2009, Mr. Thompson served as Senior Vice President—Human Resources and Administration at NATCO Group, Inc. From February 1979 to April 2005, Mr. Thompson worked at Schlumberger Limited in various management, sales and human resource roles. Mr. Thompson is a graduate of New Mexico State University with a degree in Business Management.

Michael J. Harwell, Vice President—Finance and Chief Accounting Officer. Mr. Harwell has served as our Vice President—Finance and Chief Accounting Officer since August 1, 2012. Prior to joining us, Mr. Harwell served from 2005 to 2012 as the Vice President and Corporate Controller for Landry’s, Inc. (“Landry’s”), a restaurant, gaming and entertainment company. Prior to joining Landry’s, Mr. Harwell served as Vice President and Corporate Controller for NetVersant Solutions, Inc., a Houston based start-up company specializing in high-end network infrastructure projects. Mr. Harwell also held various positions with Nabors Industries, Ltd., a publicly-traded drilling contractor, the most recent of which was Corporate Controller. After graduating from Texas A&M University with a B.B.A. in accounting, Mr. Harwell, a certified public accountant, joined Ernst & Young LLP and remained with the accounting firm until 1994.

Christopher K. Menefee, Vice President—Business Development. Mr. Menefee has served as our Vice President—Business Development since May 2012. Mr. Menefee he began his oilfield career in 1997 at Rowan Companies, Inc. In 2001, Mr. Menefee transferred from the U.S. Gulf of Mexico to Rowan’s Land Division where he held field operational roles and was the Health and Safety Manager. Mr. Menefee moved to Rowan’s corporate headquarters as the Director of Marketing in 2006. In this role, he was responsible for the marketing, sales and contracting of Rowan’s domestic and international rig fleet. Mr. Menefee graduated from The University of Mississippi in Oxford with a B.A. in Psychology. He is a Director of the International Association of Drilling Contractors and is currently Chairman of the IADC Houston Chapter.

Aaron W. Mueller, Vice President—Health, Safety and Environmental. Mr. Mueller has served as our Vice President—Health, Safety and Environmental since February 2013 and Director of Marketing and Sales from August 2012 until February 2013. Prior to joining us, Mr. Mueller served as a driller on both land and offshore rigs with Rowan Companies, Inc., where he began his career as a college roustabout in 2001. Mr. Mueller was named Project Manager of New Builds in 2006 within LeTourneau Drilling Systems, a Rowan Company, where he managed the rig component assembly and delivery for the construction of Rowan’s 2000-hp land drilling rigs project. Mr. Mueller also served as Land Drilling Division Safety Manager as well as Corporate Safety Specialist at Rowan Companies plc, where he managed all HSE aspects associated with Rowan’s 25 rig land drilling fleet and 30 offshore domestic and international offshore jack-up drilling fleet. Additionally, Mr. Mueller served as the Quality Systems Manager and Global Training Manager responsible for the creation, certification and management of Rowan’s global corporate management system. Mr. Mueller is a member of the IADC, the American Petroleum Institute, the Society of Petroleum Engineers and the American Association of Drilling Engineers.

EXECUTIVE COMPENSATION

As noted above in “About the Annual Meeting—Implications of being an ‘emerging growth company’,” we are currently considered an emerging growth company for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures. Further, our reporting obligations extend only to the individuals serving as our chief executive officer and our two other most highly compensated executive officers. For the year ended December 31, 2015, our named executive officers (“Named Executive Officers”) were:

Name	Principal Position During 2015
Byron A. Dunn	Chief Executive Officer
Edward S. Jacob, III	President and Chief Operating Officer
Philip A. Choyce	Senior Vice President and Chief Financial Officer

Summary Compensation Table

The following table summarizes, with respect to our Named Executive Officers, information relating to the compensation earned for services rendered in all capacities during the fiscal years ended December 31, 2015, 2014 and 2013.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	All Other Compensation ($)(6)	Total ($)
Byron A. Dunn	2015	464,000	—	185,211	—	—	19,878	669,089
(Chief Executive Officer)	2014	363,077	407,321	—	3,536,254	—	14,350	4,321,002
	2013	300,000	315,000	—	—	—	774	615,774

Edward S. Jacob, III(7)	2015	353,000	—	126,814	—	—	—	479,814
(President and Chief Operating Officer)	2014	301,923	297,543	—	1,742,699	—	—	2,342,165
	2013	237,807	259,875	—	712,990	509,200	1,051	1,720,923

Philip A. Choyce	2015	319,000	—	106,960	—	—	19,878	445,838
(Senior Vice President and Chief Financial Officer)	2014	245,769	195,585	—	1,748,240	—	9,100	2,198,694
	2013	200,000	150,000	—	—	—	269	350,269

(1)	Amounts reflected in this column include total annual salary paid during the applicable fiscal year.
(2)	Amounts reflected in this column represent bonuses earned during the applicable year.
(3)

Amounts reflected in this column represent performance-based incentive compensation earned under a plan during the applicable year, excluding discretionary components not based on performance criteria and thus reported as bonus.

(4)

Amount reflected in this column reflect the value of restricted stock and restricted stock unit awards granted during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718. Values represent the fair market value of such restricted stock on the date of grant. Assumptions used in the calculation of these amounts are included in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC.

(5)

Amounts reflected in this column reflect the value of stock option awards granted during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718. The fair value of stock option awards is determined using the Black-Scholes option pricing model. Assumptions used in the calculation of these amounts are included in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC.

(6)	All other compensation is comprised entirely of health insurance and life insurance premiums paid by us on behalf of the named executive officer.

(7)	Mr. Jacob began employment with us on February 2, 2013. Mr. Jacob was appointed as our President and Chief Operating Officer in May 2014.

Bonus Payments and Non-Equity Incentive Plan Compensation

During 2013, we did not implement a bonus or incentive compensation program tied to any objective measure of performance. All bonuses paid to our named executive officers relating to fiscal 2013 were entirely discretionary and based upon subjective factors.

For 2014, our Board implemented a bonus and incentive compensation program partially tied to objective performance measures for 2014. The bonuses paid for fiscal 2014 were based upon the achievement of the actual performance metrics set forth in the table above as well as a subjective component, which the Compensation Committee determined for fiscal 2014 to be equal to 60% of the overall target bonus. However, due to the nature of the program and its discretionary components, all of the components were deemed to be bonus compensation for purposes of the Summary Compensation Table.

For 2015, our Board implemented a bonus and incentive compensation program tied 50% to objective performance measures at the corporate level and a 50% discretionary component tied to achievement of personal objectives. Payments based on the objective performance measures of this program are included in the non-equity inventive compensation in the Summary Compensation Table.

For our Named Executive Officers (as defined by Section 402(m)(2) of Regulation S-K), the 2015 weighting for corporate objectives for purposes of determining the portion of bonus to be paid with respect to corporate level performance measures were as follows:

Name	TRIR	Adjusted EBITDA	Utilization
Byron A. Dunn	33%	33%	33%
Edward S. Jacob, III	33%	33%	33%
Philip A. Choyce	20%	40%	40%

The entry, target and over-achievement performance objectives and actual performance for each corporate objective measure for 2015 were as follows:

	2015 Criteria
Bonus Criteria	Entry	Target	OA	Actual
Safety (TRIR)(1)	1.21	1.1	.99	1.8
Adjusted EBITDA ($’000s)	$20,021	$22,246	$24,471	$25,391
Rig Utilization(2)	69.8%	77.6%	85.4%	76%
Discretionary (Personal Objectives)	N/A	N/A	N/A	N/A

(1)	Total Recordable Incidence Rate (“TRIR”).
(2)	Calculated based upon a 14 rig fleet, including decommissioned rigs and rigs undergoing conversion or upgrade.

Target annual bonuses for each of Mr. Dunn, Mr. Jacob and Mr. Choyce for the year ended December 31, 2015, were 100%, 90% and 70% of annual base salary, respectively. For the year ended December 31, 2015, annual base salaries for Mr. Dunn, Mr. Jacob and Mr. Choyce were $464,000, $353,000 and $319,000, respectively.

For the year ended December 31, 2015, Byron A. Dunn, Edward S. Jacob, III and Philip A. Choyce were paid cash bonuses equal to $185,211, $126,814 and $106,960, respectively, based upon the Company’s performance relative to established objective performance measures set forth in the table above. Although the Board of Directors determined that all or a significant portion of each Named Executive Officer’s discretionary personal objectives were achieved during 2015, in light of the significant downturn in market conditions, no portion of the earned personal objective bonus was paid for 2015.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table sets forth information for each of our Named Executive Officers regarding the number of shares subject to both exercisable and unexercisable stock options, the number of shares of restricted stock awards and performance-based restricted stock units that had not vested as of December 31, 2015:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Option, Exercisable (#)(1)	Number of Securities Underlying Unexercised Option, Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(4)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(3)
Byron A. Dunn(5)	3/2/2012	400,350	—	12.74	3/2/2022	—	—	—	—
	8/13/2014	—	—	—	—	116,436	588,002	116,436	588,002

Edward S. Jacob, III	2/1/2013	59,660	59,660	12.74	2/1/2023	14,523	73,341	—	—
	8/13/2014	—	—	—	—	57,382	289,779	57,380	289,769

Philip A. Choyce	3/2/2012	157,000	—	12.74	3/2/2022	—	—	—	—
	8/13/2014	—	—	—	—	57,563	290,693	57,562	290,688

(1)

These stock options were issued under our 2012 Omnibus Incentive Plan. The stock options granted on February 1, 2013 vest in one-fourth increments on each anniversary of the grant date. Options granted in 2012 were fully vested in 2015.

(2)

These shares represent restricted stock awards issued under our 2012 Omnibus Incentive Plan. The restricted stock awards granted on February 1, 2013 were granted in connection with the commencement of Mr. Jacob’s employment with the Company and vest in one fourth increments on December 31 of each year. The restricted stock awards granted on August 13, 2014 were granted in connection with the completion of the Company’s IPO and vest in one-third increments on each anniversary of the date of grant.

(3)	The market value is based upon the applicable number of shares shown in the table multiplied by $5.05, the closing market price of our stock on December 31, 2015.
(4)

These units represent performance based restricted stock units issued under our 2012 Omnibus Incentive Plan. Such awards are subject to a performance period and a performance achievement (either earnings before interest, taxes, depreciation and amortization (“EBITDA”) or Total Shareholder Return). The performance based restricted stock units are subject to three-year cliff vesting. The disclosed number of unearned units is based upon a target level of performance achievement.

(5)	The stock options attributed to Mr. Dunn are held through limited partnerships over which Mr. Dunn shares voting and dispositive control.

Option Exercises and Stock Vested

The following table sets forth information concerning exercises of stock options and vesting of restricted stock of each of our named executive officers during fiscal year 2015:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Byron A. Dunn	—	$—	58,218	$362,698
Edward S. Jacob, III	—	$—	43,213	$252,081
Philip A. Choyce	—	$—	28,782	$179,312

(1)	Value determined based upon the closing price of our common stock on the applicable vesting date.

Employment, Severance or Change in Control Agreements with Named Executive Officers

We have entered into employment agreements with each of our Named Executive Officers. In connection with the completion of our IPO, we amended and restated our employment agreements with each of our Named Executive Officers on August 13, 2014. Under the terms of the amended and restated employment agreements, Messrs. Dunn, Jacob and Choyce are paid annual salaries of $464,000, $353,000 and $319,000, respectively and are eligible to receive target bonuses, payable at the discretion of the Board equal to 100%, 90% and 70%, respectively, of their annual salaries. Each employment agreement is for a term of three years; provided, however, that if neither the Company nor the employee has provided written notice of termination at least one year prior to the scheduled expiration of the then current term of the agreement (the “renewal date”), the employment term automatically extends for one additional year, so as to expire two years from such renewal date.

Each of our Named Executive Officers is subject to a non-compete agreement restricting such officer from competing in the U.S. land contract drilling industry for a period of 12 months following termination of employment.

Under the Named Executive Officer’s employment agreements, each officer is entitled to receive a severance payment in the event such officer’s employment is terminated by the Company without “cause” or by the executive for “good reason.” Such severance payment will be payable in a lump sum and will be equal to the following:

•	all accrued and unpaid salary and prior fiscal year bonus earned but not paid as of the date of termination;

•	a pro rata portion of the executive officer’s target bonus for the fiscal year in which termination of employment occurs; and

•

two (2) times the sum of (x) the executive officer’s annual base salary in effect at the time of termination of employment and (y) the executive officer’s target annual bonus; provided however, if Mr. Dunn’s termination is in connection with a change of control, he will receive three (3) times the sum of (x) his annual base salary in effect at the time of termination of employment and (y) his target annual bonus.

Under the employment agreements, “cause” is deemed to exist if any of the following occurs:

•	willful and continued failure to comply with the reasonable written directives of the Company for a period of thirty (30) days after written notice from the Company;

•

willful and persistent inattention to duties for a period of thirty (30) days after written notice from the Company, or the commission of acts within employment with the Company amounting to gross negligence or willful misconduct;

•	misappropriation of funds or property of the Company or committing any fraud against the Company or against any other person or entity in the course of employment with the Company;

•

misappropriation of any corporate opportunity, or otherwise obtaining personal profit from any transaction which is adverse to the interests of the Company or to the benefits of which the Company is entitled;

•	conviction of a felony involving moral turpitude;

•	willful failure to comply in any material respect with the terms of the employment agreement and such non-compliance continues uncured after thirty (30) days after written notice from the Company; or

•

chronic substance abuse, including abuse of alcohol, drugs or other substances or use of illegal narcotics or substances, for which the executive officer fails to undertake treatment immediately after requested by the Company or to complete such treatment and which abuse continues or resumes after such treatment period, or possession of illegal narcotics or substances on Company premises or while performing the executive officer’s duties and responsibilities.

Under the employment agreements, “good reason” is deemed to exist if any of the following occurs:

•

any action or inaction that constitutes a material breach by the Company of the employment agreement and such action or inaction continues uncured after thirty (30) days following written notice from the executive officer;

•

the assignment to the executive officer of any duties inconsistent in any respect with the executive officer’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by the employment agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company within 30 days of receipt of written notice thereof given by the executive officer;

•

any failure by the Company to comply with the payment provisions of the employment agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company as soon as reasonable possible, but no later than 30 days after receipt of written notice thereof given by the executive officer;

•

a change in the geographic location at which the executive officer must perform services to a location more than fifty (50) miles from Houston, Texas or the location at which the executive officer normally performs such services as of the date of the employment agreement; or

•

in the event a change of control has occurred, the assignment to the executive officer to any position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that are not (A) as a senior executive officer with the ultimate parent company of the entity surviving or resulting from such change of control and (B) substantially identical to the executive officer’s position (including status, offices, titles and reporting requirements), authority, duties and responsibilities as contemplated by the employment agreement.

2012 Omnibus Incentive Plan

Our Board has adopted, and our stockholders have approved, the Independence Contract Drilling 2012 Omnibus Incentive Plan (the “2012 Plan”). Our 2012 Plan provides for the grant of options to purchase our common stock, both incentive options that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code and nonqualified options that are not intended to satisfy such requirements, stock appreciation rights, restricted stock, restricted stock units, performance stock, performance units, other stock-based awards and certain cash awards.

As of May 11, 2016, we had authorized and reserved for issuance under our 2012 Plan approximately 3.5 million shares of our common stock, including 794,630 outstanding shares under restricted stock awards,

884,764 shares under restricted stock unit awards, 786,305 shares under performance based restricted stock unit awards assuming the maximum number of shares are awarded, and 956,653 shares under stock options to purchase our common stock. There are currently 31,648 additional shares of common stock available for grant under the 2012 Plan.

Our employees are eligible to receive awards under our 2012 Plan. In addition, (1) the non-employee directors of our Company and (2) the consultants, agents, representatives, advisors and independent contractors who render services to our Company and its affiliates that are not in connection with the offer and sale of our Company’s securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our Company’s securities are eligible to receive awards settled in shares of our common stock, other than incentive stock options, under our 2012 Plan.

Our Board administers our 2012 Plan with respect to awards to non-employee directors, and our Compensation Committee administers our 2012 Plan with respect to awards to employees and other non-employee service providers other than non-employee directors. In administering awards under our 2012 Plan, our Board or the Compensation Committee, as applicable, has the power to determine the terms of the awards granted under our 2012 Plan, including the exercise price, the number of shares subject to each award and the exercisability of the awards. The Compensation Committee also has full power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the 2012 Plan.

The material terms of the 2012 Plan are summarized under Proposal 2: Approval of the adoption of an amendment to our 2012 Omnibus Incentive Plan, the material terms of the performance goals under the 2012 Plan beginning on page 35 of this Proxy Statement.

Indemnification Agreements

We have also entered into indemnification agreements with all of our directors and our Named Executive Officers. These indemnification agreements are intended to permit indemnification to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware. It is possible that the applicable law could change the degree to which indemnification is expressly permitted.

The indemnification agreements cover expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement incurred as a result of the fact that such person, in his or her capacity as a director or officer, is made or threatened to be made a party to any suit or proceeding. The indemnification agreements generally cover claims relating to the fact that the indemnified party is or was an officer, director, employee or agent of us or any of our affiliates, or is or was serving at our request in such a position for another entity. The indemnification agreements also obligate us to promptly advance all reasonable expenses incurred in connection with any claim. The indemnitee is, in turn, obligated to reimburse us for all amounts so advanced if it is later determined that the indemnitee is not entitled to indemnification. The indemnification provided under the indemnification agreements is not exclusive of any other indemnity rights; however, double payment to the indemnitee is prohibited.

We are not obligated to indemnify the indemnitee with respect to claims brought by the indemnitee against us, except for:

•	claims regarding the indemnitee’s rights under the indemnification agreement;

•	claims to enforce a right to indemnification under any statute or law; and

•	counter-claims against us in a proceeding brought by us against the indemnitee.

We have also agreed to obtain and maintain director and officer liability insurance for the benefit of each of the above indemnitees. These policies include coverage for losses for wrongful acts and omissions and to ensure our performance under the indemnification agreements. Each of the indemnitees is named as an insured under such policies and provided with the same rights and benefits as are accorded to the most favorably insured of our directors and officers.

DIRECTOR COMPENSATION

We currently provide independent members of our Board with an annual retainer in the amount of $35,000 payable in quarterly installments. Each director also receives $1,500 per Board or committee meeting attended in person and $1,500 per board or committee meeting attended telephonically. The chairman of the Board is provided with an annual retainer of $20,000 payable in quarterly installments and the chairman of each Board committee is provided with the following annual retainers payable in quarterly installments: $15,000 (audit), $10,000 (compensation) and $10,000 (nominating and governance). We reimburse directors for travel and lodging expenses incurred in connection with their attendance at meetings.

Independent directors are eligible to receive equity compensation awards under our 2012 Plan. No awards were granted to directors in 2015.

The following table summarizes, with respect to our directors, information relating to the compensation earned for services rendered in all capacities during the fiscal year ended December 31, 2015.

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Thomas R. Bates, Jr.	$79,000	$—	$79,000
Matthew D. Fitzgerald	$72,500	$—	$72,500
Daniel F. McNease	$70,500	$—	$70,500
Tighe A. Noonan(1)	$45,500	$—	$45,500
Arthur Einav(1)	$69,000	$—	$69,000

(1)	Cash fees due to Mr. Noonan and Mr. Einav were assigned to 4D Global Energy Investments plc and Sprott Resource Partnership, respectively.

REPORT OF THE AUDIT COMMITTEE

The information contained in this Audit Committee Report and references in this Proxy Statement to the independence of the Audit Committee members shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities with respect to: (1) the integrity of our financial statements, (2) our independent auditor’s qualifications and independence, (3) the performance of our internal audit function and independent auditors, (4) our compliance with legal and regulatory requirements, (5) our overall risk profile and (6) such other matters set forth in the charter of the Audit Committee, which was approved by the Board.

Management is responsible for the preparation of the Company’s financial statements and its financial reporting processes, including the systems of internal controls and disclosure controls and procedures. BDO USA, LLP, the Company’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s financial statements to generally accepted accounting principles in the United States in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the year ended December 31, 2015. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 61, “Communications with Audit Committees.” In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2015.

Respectfully submitted by the Audit Committee of the Board of Directors of Independence Contract Drilling, Inc.

Matthew D. Fitzgerald (Chairman)

Thomas R. Bates, Jr.

Daniel F. McNease

PROPOSAL 1: ELECTION OF DIRECTORS

General

Our directors are elected annually and serve one-year terms or until their earlier death, resignation, retirement, disqualification or removal or until their successors have been duly elected and qualified. Based on the recommendations from our Nominating and Corporate Governance Committee, our Board has nominated Messrs. Thomas R. Bates, Jr., Byron A. Dunn, Arthur Einav, Matthew D. Fitzgerald, Edward S. Jacob, III, Daniel F. McNease and Tighe A. Noonan for election as directors to serve until the 2017 Annual Meeting of Stockholders and until their successors have been elected and qualified, or until their earlier death, resignation or removal. To be elected as a director, each nominee must receive the affirmative vote of a plurality of the votes cast at the Annual Meeting.

Each director nominee has consented to being named as a nominee in this Proxy Statement and has indicated a willingness to serve if elected. We have no reason to believe that the director nominees will be unable or unwilling to serve on our Board if elected. However, if a nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by our Board, or our Board may reduce its size. Stockholders may not cumulate their votes in the election of our directors.

Set forth below is background information with respect to our director nominees, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board to conclude that they should serve as directors. There are no family relationships among any of our director nominees or executive officers. See “Stock Ownership Information—Security Ownership of Certain Beneficial Owners and Management” for information regarding our current directors’ and director nominees’ holdings of equity securities of the Company.

The following table sets forth the names and ages of our director nominees, the year they first became a director and the positions they hold with the Company as of May 11, 2016:

Director Nominee	Position and Offices	Director Since	Age
Thomas R. Bates, Jr.	Chairman of the Board, Director	2011	66
Byron A. Dunn	Chief Executive Officer, Director	2011	58
Arthur Einav	Director	2012	40
Matthew D. Fitzgerald	Director	2012	58
Edward S. Jacob, III	President, Chief Operating Officer, Director	2014	63
Daniel F. McNease	Director	2013	64
Tighe A. Noonan	Director	2011	59

In evaluating director candidates, we assess whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board’s ability to manage and direct our affairs and business, including, when applicable, to enhance the ability of the committees of the Board to fulfill their duties. Our Board believes that each director nominee is highly qualified to serve as a member of our Board and that, through their varying backgrounds, these individuals bring a wealth of experiences and new ideas to our Board. Our directors have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions in major enterprises. All of our director nominees have worked for, or served on the boards of directors of, a variety of companies in a wide range of industries. Each director nominee also contributes intangible qualities such as critical thinking, industry knowledge, and historical knowledge of our business that, taken together, provide us with the variety and depth of knowledge necessary for effective oversight, direction and vision for the Company.

Director Biographies and Qualifications

Described below are the principal occupations and positions and directorships for at least the past five years of our current directors and director nominees, as well as certain additional information regarding their individual experience, qualifications, attributes and skills that led our Board to conclude that each of our directors should serve on the Board. There are no family relationships among any of our directors or executive officers.

Thomas R. Bates, Jr., Ph.D., Chairman of the Board. Dr. Bates has served as our Chairman of the Board since November 2011. Dr. Bates has been an Adjunct Professor and Co-Chair of the Energy MBA Advisory Board in the Neeley School of Business at Texas Christian University, where he has taught courses in energy macroeconomics since January 2011. From January 2010 until December 2012, Dr. Bates was a Senior Advisor to Lime Rock Management LP and was a Managing Director at the private equity firm from October 2001 until December 2009, where he was responsible for global investing in oil service and oil service technology. Before joining Lime Rock, Dr. Bates had 25 years of experience in senior oil service management and operations with Schlumberger Ltd., Weatherford Enterra Inc. and Baker Hughes Inc. Dr. Bates presently serves on the board of directors of TETRA Technologies Inc., Alacer Gold Corporation and Vantage Drilling International and previously served on the board of directors of Hercules Offshore, Inc., NATCO Group, Inc., T-3 Energy Services, Inc., and Reservoir Exploration Technology ASA. Dr. Bates graduated from the University of Michigan with a Ph.D. in mechanical engineering.

Byron A. Dunn, Director and Chief Executive Officer. Mr. Dunn is one of our original founders and has served as our Chief Executive Officer and a director since our inception in 2011. From 2007 to 2010, Mr. Dunn served as a Director, President and Chief Executive Officer of Global Energy Services, whose Drilling Group formed the rig manufacturing division of our company upon our formation. From 2010 to 2011, Mr. Dunn served as a Director, President and Chief Executive Officer of Erin Energy Corp, a NYSE listed international E&P company with operations in China and Africa. Previously, Mr. Dunn served as Vice President of National Oilwell Varco, Inc. (“NOV”), President of NOV’s 3,500 employee, $1.0 billion revenue Eastern Hemisphere Rig Solutions Group and as Chairman of the Board of Directors of TTS Marine ASA. Mr. Dunn also chaired the National Oilwell/Varco merger integration task force. Mr. Dunn has over 15 years’ experience in investment banking, last serving as Executive Director of the UBS Global Energy and Power Group. He earned a BS in Chemical Engineering from the Illinois Institute of Technology and an MBA from the University of Chicago Booth School of Business. He also holds a CFA charter and is a member of the American Institute of Chemical Engineers, the Society of Petroleum Engineers and is a Fellow of the National Association of Corporate Directors. He serves on the Board of Directors of Brace Industrial Group and as a Chairman of its HSE Committee.

Arthur Einav, Director. Mr. Einav has served as a director on our Board of Directors since March 2012. Mr. Einav has served in various positions at Sprott Inc. since May 2010 and is currently Managing Director, General Counsel and Corporate Secretary at Sprott Resource Corp. and Sprott Consulting LP and General Counsel at Sprott Inc. Prior to joining the Sprott group of companies, Mr. Einav was an associate at the law firm of Davis Polk & Wardwell LLP (“Davis Polk”) from July 2005 until May 2010. Mr. Einav has worked on public and private debt and equity offerings, exchange offers, mergers and acquisitions and debt restructurings in a variety of industries. Prior to joining Davis Polk, Mr. Einav was an associate at McCarthy Tétrault LLP. Mr. Einav presently serves as a director of Corsa Coal Corp. and RII North America Inc. He holds a Bachelor of Laws degree and a Masters in Business Administration from Osgoode Hall Law School and the Schulich School of Business. He also holds a Bachelor of Science degree from the University of Toronto and is a member of the Law Society of Upper Canada and the New York State Bar.

Matthew D. Fitzgerald, Director. Mr. Fitzgerald has served as a director on our Board of Directors since April 2012. Mr. Fitzgerald is now a private investor and volunteer instructor and counselor with SCORE (Service Corp of Retired Executives), an affiliate of the Small Business Administration. From 2009 until July 2013, Mr. Fitzgerald served as President of Total Choice Communications LLC, a wireless retailer in Houston, Texas.

Mr. Fitzgerald retired from Grant Prideco, Inc., one of the world’s largest suppliers of drill pipe and drill bits, following its merger with National Oilwell Varco in 2008. He had served as Senior Vice President and Chief Financial Officer beginning in January 2004 and as Treasurer beginning in February 2007. Mr. Fitzgerald held the positions of Executive Vice President, Chief Financial Officer, and Treasurer of Veritas DGC from 2001 until January 2004. Mr. Fitzgerald also served as Vice President and Controller for BJ Services Company from 1989 to 2001. He previously served on the board of directors of Rosetta Resources, Inc. and Maverick Oil and Gas, Inc. Mr. Fitzgerald began his career as a certified public accountant with the accounting firm of Ernst & Whinney. He holds a Bachelor of Business Administration in Accounting and a Masters in Accountancy from the University of Florida.

Edward S. Jacob, III, Director, President and Chief Operating Officer. Mr. Jacob has served as our President and Chief Operating Officer and a director since May 2014 and served as our Executive Vice President and Chief Operating Officer from February 2013 until May 2014. Before joining us, Mr. Jacob served as the President and Chief Executive Officer of Keen Energy (“Keen”) from March 2009 until October 2012. Mr. Jacob evaluated business opportunities from October 2012 until joining us in February 2013. Prior to Keen, Mr. Jacob had a distinguished career at Grey Wolf, Inc. (“Grey Wolf”), a contract drilling company, from February 1999 until December 2008, serving as Senior Vice President of Operations. While at Grey Wolf, Mr. Jacob also served as Senior Vice President of Marketing. Mr. Jacob left Grey Wolf when it was acquired by Precision Drilling Company in December 2008. Prior to working at Grey Wolf, Mr. Jacob served as Executive Vice President of Bayard Drilling Technologies, Inc. (“Bayard”), operating 88 land rigs in Oklahoma, Texas and Louisiana. Prior to joining Bayard, Mr. Jacob spent 13 years in various sales, marketing and operations management positions with Helmerich & Payne International Drilling Co. Mr. Jacob is a 2007 graduate of the Harvard Business School’s Advanced Management Program. Mr. Jacob currently serves as the Chairman of the Executive Committee of the Board of Directors of the International Association of Drilling Contractors (the “IADC”) and served as the Chairman of the Board of the IADC during 2015. He is also a member of the Society of Petroleum Engineers, the American Association of Drilling Engineers and the American Petroleum Institute. Mr. Jacob has received the IADC’s Distinguished Service Award and 2014 Contractor of the Year Award. Mr. Jacob has also served on the API Executive Committee for Drilling and Production Operations.

Daniel F. McNease, Director. Mr. McNease has served as a director on our Board of Directors since April 2013. Mr. McNease has served as the Chairman of AXON EP, Inc. since July 2009 and as a Member of the Advisory Board at HitecVision AS since January 2010. From 2007 through 2013, he served as a Director of Dockwise Ltd. From 2004 through 2008, Mr. McNease served as President, Chairman of the Board and Chief Executive Officer at Rowan Companies plc (“Rowan”), a provider of land and offshore contract drilling services and a manufacturer of rigs and drilling equipment. In total, Mr. McNease spent 34 years at Rowan, serving as Chief Executive Officer from 2003 to 2008, President from 2002 to 2008 and as Executive Vice President of Rowan and President of its drilling subsidiaries from 1999 to 2002. Mr. McNease is a graduate of the University of Southern Mississippi and the Columbia University Executive Program. He is a member of the International Association of Drilling Contractors.

Tighe A. Noonan, Director. Mr. Noonan has served as a director on our Board of Directors since November 2011. Mr. Noonan is a founding shareholder partner and has served as a Partner of 4D Global Energy Advisors SAS since its formation in 2002, and he has been continuously involved in energy finance since 1982. After 13 years of experience in commercial and investment banking with the Barclays Group (BZW) in New York and Paris, notably in the energy sector, Mr. Noonan joined Société Générale in 1995, where he was Managing Director, Global Head of Oil and Gas Project Finance. Following studies at Swarthmore College (USA), Mr. Noonan received an advanced degree in economics and finance from the Institut d’Etudes Politiques and the University of Grenoble (France). Mr. Noonan presently serves on the board of directors of Finoil SpA, GES-Global Energy Services, Inc., Lampogas SpA, Dulevo International SpA, Aladdin Middle East Ltd., and ORS International Ltd. and certain subsidiaries of the aforementioned. He also serves as Chairman of 4D Global Energy Investments plc, 4D Global Energy Development Capital Fund plc, and 4D Global Energy Development Capital Fund II plc.

Stockholder Nominations

No material changes have been made to the procedures by which stockholders may recommend nominees to our board of directors.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION

OF EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE.

PROPOSAL 2: APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE 2012 OMNIBUS INCENTIVE PLAN AND THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE 2012 PLAN

The Board of Directors unanimously believes that it is in the best interests of both the Company and our stockholders that you approve the adoption of Amendment No. 1 (the “Amendment”) to the Second Amended and Restated Independence Contract Drilling, Inc. 2012 Omnibus Incentive Plan (the “2012 Plan”). In addition, stockholder approval of this proposal will constitute approval of the material terms of the performance goals under the 2012 Plan for purposes of Section 162(m) of the Code (“Section 162(m)”). A copy of the Amendment is attached as an Annex to this Proxy.

Increase in Share Reserves

The 2012 Plan is being amended in order to increase the number of authorized shares issuable under such plan by 1,300,000 shares (from 3,454,000 shares to 4,754,000 shares). As of May 11, 2016, awards for up to 3,422,352 shares had been granted under the 2012 Plan, leaving only 31,648 shares currently available for future awards.

The 2012 Plan is intended to promote the interests of the Company, by encouraging officers, employees, directors and consultants of the Company and its affiliates to acquire or increase their equity interest in the Company and to provide a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Board believes it is desirable to increase the share reserve so that Plan enhances the ability of the Company and its affiliates can continue to attract and retain the services of individuals who are essential for the growth and profitability of the Company.

Potential Dilution

If approved by our stockholders, the request to increase the number of shares for future issuance under the 2012 Plan will contribute to an increase in potential dilution under the 2012 Plan of approximately 3.5%. Following approval of the proposed amendment, total potential dilution under the 2012 Plan would be approximately 10.5%. This potential total dilution was calculated by adding (i) the total number of shares available for issuance under the 2012 Plan following approval of the proposed amendment and (ii) all unvested restricted stock units and unexercised stock options previously awarded and outstanding under the 2012 Plan; divided by the total number of shares of outstanding common stock of the Company. In considering this proposal, the stockholders should also be aware that the average number of shares underlying grants under all long-term incentive plans over the last 3 fiscal years, net of forfeitures, divided by the number of shares outstanding, is approximately 2.0%.

Section 162(m) Performance Goals

Stockholder approval of this proposal constitutes approval of the material terms of the performance goals under the 2012 Plan. We are seeking approval of the material terms of the performance goals to preserve our ability to grant awards that meet the requirements to avoid the disallowance of tax deductibility under Section 162(m). Section 162(m) and related Treasury Regulations generally disallow a tax deduction by public companies for certain compensation in excess of $1 million paid to the chief executive officer and the three other most highly compensated executive officers (other than the Chief Financial Officer) (such being the “covered officers”) unless such compensation is based on objective performance goals that are approved by the stockholders and otherwise meets the requirements for performance-based compensation under Section 162(m). As a newly public company, we have been eligible for special transition relief under Section 162(m). During this special transition period, we have been able to grant cash and equity incentive awards that were eligible to be deductible without having to qualify as performance-based compensation under Section 162(m). Under the transition rules of Section 162(m), the transition period expires if there is a material modification of the 2012 Plan. An increase in the number of shares authorized to be issued under the 2012 Plan will constitute such a material modification. The Board has determined that, following the special transition period, it would be in the Company’s best interests to preserve the flexibility to grant cash and equity incentive awards that comply with the qualified performance-based compensation exception under Section162(m) and that therefore are eligible to be deductible. Due to the expiring transition period, and to be compliant with Section 162(m) on a going forward basis, we are asking you to re-approve the material terms of the 2012 Plan.

For compensation to qualify as performance-based under Section 162(m), the material terms under which the particular performance-based compensation is to be paid, including (1) the performance goals, (2) the group of participants whose compensation would be subject to the performance goals, and (3) the maximum amount payable to a covered officer, must be disclosed to, and approved by, stockholders. Section 162(m) requires that the disclosure to stockholders be specific enough so that stockholders can determine the maximum amount of compensation that could be payable to the employee under a performance goal during a specified period.

Regardless of whether this proposal is approved, the 2012 Plan will continue to be in effect, and we will continue to be authorized to grant equity-based and cash awards under the 2012 Plan. If our stockholders do not approve this proposal, performance-based compensation under the 2012 Plan will not be considered performance-based for Section 162(m) purposes, which would cause the $1 million deduction limit to apply to such compensation. We believe not qualifying performance-based compensation for Section 162(m) purposes would negatively impact us and our stockholders. Note that, although we consider the deductibility under Section 62(m) when structuring our compensation arrangements for our covered officers, depending on the relevant circumstances at the time, the Compensation Committee (the “Committee”) may determine to award compensation that may not be deductible. In making this determination, the Committee balances the purposes and needs of our executive compensation program against the potential tax effects.

The material terms are as follows:

Participants

Our employees are eligible to receive awards under our 2012 Plan. As of May 11, 2016 there were approximately 193 employees of the Company. In addition, (1) the non-employee directors of our Company (of which there were five as of May 11, 2016) are eligible to receive awards under the 2012 Plan. The 2012 Plan also permits awards to be granted to certain consultants, agents, representatives, advisors and independent contractors who render services to our Company and its affiliates, however, to date no such awards have been made under the 2012 Plan.

Individual Limits

The maximum number of shares that may be issued with respect to incentive stock options non-qualified stock options, stock appreciation rights, performance stock awards and performance unit awards payable in stock to any single employee during a calendar year is equal to the number of shares authorized under the 2012 Plan. The maximum value of performance unit awards payable in cash that may be granted to a single employee during a calendar year, determined as of the date of grant, is $3 million. The maximum amount that may be paid to an employee under an annual cash incentive award granted to a single employee during a calendar year is $3 million.

Performance Goals

The amount of, the vesting and the transferability restrictions applicable to any performance stock or performance unit award will be based upon the attainment of such performance goals as the Committee may determine. The performance goals for awards intended to qualify as “performance-based compensation” under Section 162(m) will be based on one or more business criteria for our Company, as specified by our Committee, from the following list with respect to our Company: earnings per share, earnings per share growth, total stockholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, stockholder value, net cash flow, operating income, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth, total market value, successful losing of transactions, utilization rates and safety and environmental performance measures (including total recordable incident rates).

The performance goals will be established by the Committee in accordance with Section 162(m) and the applicable Treasury regulations. At the end of the applicable performance period, our Committee will certify the attainment of the performance goals and may not increase the number of shares or cash payable to covered officers upon attainment of such goals.

Material Features of the 2012 Plan

Our Board has adopted, and our stockholders have approved, the 2012 Plan. Our 2012 Plan provides for the grant of options to purchase our common stock, stock appreciation rights, restricted stock, restricted stock units, performance stock, performance units, other stock-based awards and certain cash awards. The following summary of the principal terms of the 2012 Plan is qualified in its entirety by the full text of the 2012 Plan, which has been previously filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s website at www.sec.gov, and Amendment No. 1 to the 2012 Plan, which is attached as an Annex to this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can also be reviewed at www.sec.gov. You may also obtain, free of charge, a copy of the 2012 Plan by writing to our Corporate Secretary at Independence Contract Drilling, Inc., 11601 N. Galayda Street, Houston, TX 77086.

Authorized Shares

We currently have authorized and reserved for issuance under our 2012 Plan 3,454,000 shares of our common stock, including 794,630 outstanding shares under restricted stock awards, 884,764 shares under unvested restricted stock unit awards, 786,305 outstanding stock units under performance based restricted stock unit awards assuming the maximum number of shares are awarded, and outstanding options to purchase 956,653 shares of our common stock as of May 11, 2016. There are currently 31,648 additional shares of common stock available for grant under the 2012 Plan. If our stockholders approve Amendment No. 1 to the 2012 Plan, the aggregate number of shares of our common stock that will be available for issuance under awards granted pursuant to the 2012 Plan, as amended, will equal 1,331,648.

If an award expires or is canceled or forfeited, the shares covered by the award again will be available for issuance under the 2012 Plan. Shares tendered or withheld in payment of an exercise price or for withholding taxes also again will be available for issuance under the 2012 Plan.

Awards may be granted under our 2012 Plan in substitution for stock options and other awards held by employees of other corporations who are about to become employees of our Company or any of our subsidiaries. he terms and conditions of the substitute awards granted may vary from the terms and conditions set forth in our 2012 Plan to the extent the Committee may deem appropriate. Shares underlying the substitute awards will not reduce the number of shares available for issuance under the 2012 Plan.

Administration

Our Committee administers our 2012 Plan. In administering awards under our 2012 Plan, the Committee has the power to determine the terms of the awards granted under our 2012 Plan, including the exercise price, the number of shares subject to each award and the exercisability of the awards. The Committee also has full power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the 2012 Plan.

Types of Awards

Under our 2012 Plan, the Committee may grant the following awards:

•

Options to acquire our common stock. The exercise price of options granted under our 2012 Plan must at least be equal to the fair market value of our common stock on the date of grant and the term of an option may not exceed ten years, except that with respect to an incentive option granted to any employee who owns more than 10% of the voting power of all classes of our outstanding stock as of the grant date, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date.

•

Stock appreciation rights. These awards allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. The amount payable under the stock appreciation right may be paid in cash or with shares of our common stock, or a combination thereof, as determined by the Committee.

•	Restricted stock. These awards of our shares of common stock vest in accordance with terms and conditions established by the Committee.

•	Restricted stock units. These awards are based on the value of our common stock and may be paid in cash or in shares of our common stock, or a combination thereof, as determined by the Committee.

Under our 2012 Plan, the Committee may also grant performance stock, performance units and annual cash incentive awards. Performance stock and performance units are awards that will result in a payment to a participant only if performance goals established by the Committee are achieved or the awards otherwise vest. The Committee may establish organizational or individual performance goals which, depending on the extent to which they are met, will determine the number and the value of performance stock, performance units and annual cash incentive awards to be paid out to participants. Payment under performance unit awards may be made in cash or in shares of our common stock with equivalent value, or some combination of the two, as determined by the Committee.

Transfer Restrictions

Subject to certain exceptions, awards under the 2012 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by him or her.

Adjustments or Changes in Capitalization

The existence of outstanding awards will not affect in any way the right or power of our Company to make any adjustments, recapitalizations, reorganizations or other changes in our Company’s capital structure or its business. If our Company shall effect a capital readjustment or any increase or reduction of the number of shares of our common stock outstanding, without receiving compensation therefor in money, services or property, the Committee shall provide for adjustment in the (i) the number, class or series and per share price of common stock subject to outstanding awards under the 2012 Plan, and (ii) the number and class or series of common stock then reserved to be issued under the 2012 Plan.

Change in Control

If we are not the surviving entity in any merger, consolidation or other reorganization; if we sell, lease or exchange or agree to sell, lease or exchange all or substantially all of our assets; if we are to be dissolved; or if we are a party to any other corporate transaction, then the Committee may:

•	accelerate the time at which some or all of the awards then outstanding may be exercised, after which all such awards that remain unexercised shall terminate;

•

require the mandatory surrender to our Company of some or all of the then outstanding options and stock appreciation rights as of a date in which event the committee will then cancel such award and our Company will pay to each such holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of our Company in connection with such transaction over the exercise or grant price under such award for such shares;

•	have some or all outstanding awards assumed or have a new award of a similar nature substituted for some or all of the then outstanding awards;

•

provide that the number of our shares of common stock covered by an award will be adjusted so that such award when exercised will then cover the number and class or series of our common stock or other securities or property to which the holder of such award would have been entitled pursuant to the terms of the agreement or plan relating to such transaction if the holder of such award had been the holder of record of the number of shares of our common stock then covered by such award; or

•	make such adjustments to awards then outstanding as the Committee deems appropriate to reflect such transaction.

After a merger involving our Company each holder of a restricted stock award granted under our 2012 Plan shall be entitled to have his or her restricted stock appropriately adjusted based on the manner in which the shares of our common stock were adjusted under the terms of the agreement of merger.

Awards under our 2012 Plan will be designed, granted and administered in such a manner that they are either exempt from, or comply with, the requirements of Section 409A of the Code.

Amendment and Termination.

Our Board may alter, amend, or terminate our 2012 Plan and the Committee may alter, amend, or terminate any award agreement in whole or in part; however, no termination, amendment, or modification shall adversely affect in any material way any award previously granted, without the written consent of the holder.

No awards may be granted under our 2012 Plan on or after the tenth anniversary of the effective date of the 2012 Plan unless our 2012 Plan is subsequently amended, with the approval of stockholders, to extend the termination date. The stockholders’ approval of an extension of the termination date, to the date ten years from the stockholder approval of the amendment, is included as part of the proposed Amendment No. 1.

Tax Withholding

When cash is to be paid pursuant to an award under the 2012 Plan, the Company may deduct an amount sufficient to satisfy any federal, state or other taxes required by law to be withheld. When shares of our common stock are to be delivered pursuant to an award under the 2012 Plan, the Company may require the participant to remit to the Company in cash an amount sufficient to satisfy any federal, state or other taxes required by law to be withheld. With Committee’s approval, a participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of our common stock having a value equal to the minimum amount of required tax to be withheld.

Federal Income Tax Consequences

The following discussion covers the principal United States federal income tax consequences with respect to awards that may be granted under the 2012 Plan. It is a brief summary only. The discussion is limited to the federal income tax consequences for individuals who are U.S. citizens or residents for U.S. federal income tax purposes and does not describe state, local or foreign tax consequences of an individual’s participation in the 2012 Plan. The summary does not purport to address all tax considerations that may be relevant.

Stock Options

A participant will not realize taxable income upon the receipt of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant will realize ordinary taxable income equal to the difference between the fair market value of the common stock being purchased and the exercise price. The Company will generally be entitled to take a federal income tax deduction in the same amount and same year in which the participant recognizes ordinary income from the exercise of the nonqualified stock option.

If a participant exercises a nonqualified stock option and subsequently sells the shares of our common stock received on exercise, any appreciation or depreciation will be taxed as capital gain or loss, respectively, in an amount equal to the difference of the sale proceeds for the shares of stock and the participant’s tax basis in the shares. The participant’s tax basis in the shares of stock will generally be the amount paid for the stock plus the amount included in the participant’s ordinary income upon exercise.

A participant generally will not realize taxable income upon the grant or vesting of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends other than as a result of death (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the acquired shares after the later of (i) one year from the date the participant exercised the option and (ii) two years from the grant date of the option, the participant will recognize capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price. If a participant disposes of the shares before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized.

The Company generally will also be entitled to a deduction in the amount of ordinary income, if any, recognized by the participant with respect to the incentive stock options.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights

The tax treatment of a stock appreciation right is essentially the same as for a nonqualified stock option. Thus, a participant will realize no income upon the grant of a stock appreciation right. Upon the exercise of a stock appreciation right, a participant will realize ordinary income equal to the amount of cash and/or the fair market value of the common stock received. The Company will generally be entitled to take a federal income tax deduction in the same amount and same year in which the participant recognizes ordinary income from the exercise of the stock appreciation right.

Restricted Stock

A participant will not recognize any income upon the receipt of restricted stock unless the participant elects under Section 83(b) of the Code, within 30 days of receipt, to recognize ordinary income equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the stock. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, then on the date that the restrictions to which the restricted stock are subject terminate, the holder will generally recognize ordinary income in an amount equal to the fair market value of the stock on that date, less any amount paid for the stock.

Generally, upon a sale or other disposition of restricted stock with respect to which the holder has previously made a Section 83(b) election or with respect to which the restrictions were previously terminated, and the holder has, therefore, recognized ordinary income, the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on the sale or other disposition and the holder’s basis in the stock. The holder’s basis will equal the fair market value of the stock at the time the restrictions were removed or, in the case of a Section 83(b) election, the fair market value of the stock on the grant date.

The Company will generally be entitled to take a federal income tax deduction in the same amount and same year in which the participant recognizes ordinary income with respect to the grant or vesting of the restricted stock.

Stock Bonuses

Generally, a participant receiving a stock bonus award (unrestricted stock) will recognize taxable income at the time of grant of the award of unrestricted stock. The taxable income will equal the excess of the fair market value of the unrestricted stock on the grant date over any amount the participant pays for the unrestricted stock.

The Company will generally be entitled to take a federal income tax deduction in the same amount and same year in which the participant recognizes ordinary income with respect to the grant of the unrestricted stock.

Other Awards

In the case of an award of restricted stock units, performance shares, performance units, annual incentive awards or other stock or cash awards, a participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. The Company generally will be entitled to a federal income tax deduction in the same amount and same year in which the participant recognizes ordinary income with respect to the award.

Section 409A

Section 409A of the Code addresses federal income tax treatment of all amounts that are nonqualified deferred compensation. The Company intends that awards granted under the 2012 Plan comply with, or otherwise are exempt from, Section 409A of the Code, but makes no representation or warranty to that effect. If the 2012 Plan or the terms of an award fail to meet the requirements of Section 409A with respect to such award, then such award shall remain in effect and be subject to taxation in accordance with Section 409A.

Parachute Payments

In the event any payments or rights accruing to a participant upon a change in control, including any payments or vesting under 2012 Plan triggered by a change in control, constitute “parachute payments” under Section 280G of the Code, depending upon the amount of such payments and the other income of the participant, the participant may be subject to an excise tax (in addition to ordinary income tax) and we may be disallowed a deduction for the amount of the actual payment.

Additional Information

As of May 11, 2016, the aggregate numbers of shares of our common stock that are subject to awards under the 2012 Plan were as follows:

Name	Outstanding Options	Unvested Shares of Restricted Stock	Unvested Time Based RSUs	Unvested Performance Based RSUs(1)
Byron A. Dunn	400,350	116,436	240,000	273,207
Edward S. Jacob, III	119,320	71,905	120,000	134,935
Philip A. Choyce	157,000	57,563	110,000	133,619
Non-Employee Directors	—	40,910	87,500	—
All Current Officers & Directors (13 persons as a group)	906,283	388,265	682,500	786,305
Executive Officers as a group
All Employees who are not executive officers	50,370	—	188,628	—

(1)	Assumes maximum number of shares are awarded.

The following table sets forth the number of stock options, restricted shares, time based restricted stock units and performance based restricted stock units granted by the Company (excluding forfeitures) in the years indicated:

Year	Number of Options Granted	Number of Shares of Restricted Stock Granted	Number of Time Based RSUs Granted	Number of Shares of Common Stock Issued Following Vesting of Performance Based RSUs(1)
2016	—	—	747,500	100,005
2015	—	—	—	—
2014	—	576,096	137,264	686,300
2013	119,320	88,705	—	—
2012	837,333	188,400	—	—

(1)	Assumes maximum number of shares are awarded.

New Plan Benefits

Since awards under the 2012 Plan are determined by the Committee in its sole discretion, the benefits or amounts that will be received by or allocated to participants in the future under the 2012 Plan are not currently determinable. The closing sale price per share of our common stock on the New York Stock Exchange on May 11, 2016 was $4.16.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING, EITHER IN PERSON OR BY PROXY, IS REQUIRED FOR THE ADOPTION OF THE AMENDMENT TO THE SECOND AMENDED AND RESTATED INDEPENDENCE CONTRACT DRILLING, INC. 2012 OMNIBUS INCENTIVE PLAN ATTACHED HERETO AS ANNEX A, TO APPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE 2012 PLAN FOR PURPOSES OF SECTION 162(M) OF THE CODE. THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THIS PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” ITS APPROVAL.

INFORMATION REGARDING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Other Fee Information

Set forth below is a summary of certain fees paid to BDO USA, LLP, (“BDO”) for services related to the fiscal year ended December 31, 2015.

Year Ended December 31, 2015
Audit Fees(1)	$295,970
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—

Total	$295,970

(1)

“Audit Fees” consisted of amounts incurred for services performed in association with our annual financial statement audit, review of financial statements included in our Quarterly Reports on Form 10-Q, the filing of our registration statements, including our Form S-3 Shelf registration statement, and other services normally provided by the Company’s independent registered public accounting firm in connection with regulatory filings or engagements for the fiscal year shown.

Set forth below is a summary of certain fees paid to PricewaterhouseCoopers LLP (“PWC”), our auditors with respect to our 2014 financial statements for services related to the fiscal years ended December 31, 2015 and December 31, 2014.

	Year Ended December 31,
	2015	2014
Audit Fees(1)	$20,000	$1,074,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$20,000	$1,074,500

(1)

“Audit Fees” consisted of amounts incurred for services performed in association with our annual financial statement audit, review of financial statements included in our Quarterly Reports on Form 10-Q, the filing of our registration statements, including our Form S-1 related to our initial public offering and Form S-3 shelf registration statement, and other services normally provided by the Company’s independent registered public accounting firm in connection with regulatory filings or engagements for the fiscal year shown.

Dismissal of Previously Engaged Independent Registered Public Accounting Firm

On April 1, 2015, the Company dismissed PWC as the Company’s independent registered public accounting firm. This dismissal was approved by the Company’s Audit Committee. PWC’s reports on the Company’s financial statements as of and for the year ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2014 and December 31, 2013 and from January 1, 2015 through April 1, 2015, PWC’s date of dismissal, there were no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement(s) in their report.

The Company provided PWC with a copy of the above disclosure prior to its filing with the SEC and requested that PWC furnish the Company with a letter addressed to the SEC stating whether or not PWC agrees with the above disclosure, and if not, stating the aspects with which PWC does not agree. A copy of the letter provided by PWC is attached as Exhibit 16.1 to the Current Report on Form 8-K filed April 7, 2015.

Engagement of New Independent Registered Public Accounting Firm

On April 6, 2015, the Company, at the direction of the Audit Committee, engaged BDO as the Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2014 and December 31, 2013 and from January 1, 2015 through April 6, 2015, BDO’s date of engagement, neither the Company nor anyone acting on its behalf consulted BDO with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by BDO to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

The charter of the Audit Committee requires that the Audit Committee pre-approve all audit services and, subject to any applicable exceptions, any permissible non-audit services to be performed for the Company by BDO. The Audit Committee may delegate this authority to one or more members of the Audit Committee and such delegate(s) must present their pre-approval decisions to the Audit Committee at its next meeting. The charter of the Audit Committee also requires that the Audit Committee confirm that BDO is not engaged to perform any of the non-audit services set forth in an exhibit to the Audit Committee charter. For the year ended December 31, 2015 subsequent to the IPO, the Audit Committee pre-approved 100% of the services described above opposite the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “Other Fees.”

Auditor Appointment for Fiscal 2016

The Audit Committee appointed BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Auditor Attendance at the Annual Meeting

A representative from BDO, our independent registered public accounting firm for the fiscal year ending December 31, 2015, is expected to attend the Annual Meeting. The BDO representative will have an opportunity to make a statement at the Annual Meeting and will be available to respond to appropriate questions at the Annual Meeting.

OTHER MATTERS FOR THE 2016 ANNUAL MEETING

As of the date of this Proxy Statement, our Board knows of no matters to be acted upon at the Annual Meeting other than the proposals included in the accompanying notice and described in this Proxy Statement. If any other matter requiring a vote of stockholders arises, including a question of adjourning the Annual Meeting, the persons named as proxies in the accompanying proxy card will have the discretion to vote thereon according to their best judgment of what they consider to be in the best interests of the Company. The accompanying proxy card confers discretionary authority to take action with respect to any additional matters that may come before the Annual Meeting or any adjournment or postponement thereof.

2015 ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (including the financial statements and the financial statement schedules, if any, but not including exhibits), accompanies this proxy statement. Except for the financial statements included in the 2015 Annual Report on Form 10-K that are specifically incorporated by reference herein, the 2015 Annual Report on Form 10-K is not incorporated in this proxy statement and is not to be deemed part of this proxy soliciting material.

We have filed our Form 10-K for the fiscal year ended December 31, 2015 with the Securities and Exchange Commission. It is available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and our website at http://icdrilling.investorroom.com/sec_filings. Upon written request by a stockholder, we will mail, without charge, a copy of our Form 10-K, including the financial statements and financial statement schedules, if any, but excluding exhibits to the Form 10-K. Exhibits to the Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. Such requests should be directed by mail to Independence Contract Drilling, Inc., 11601 N. Galayda Street, Houston, TX 77086, Attn: Corporate Secretary or by email at Investor.relations@icdrilling.com.

STOCKHOLDER LIST

In accordance with the Delaware General Corporation Law, the Company will maintain at its corporate offices in Houston, Texas, a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for at least ten days before the Annual Meeting.

The Notice of Annual Meeting of Stockholders,

Proxy Statement for the Annual Meeting and the Annual Report

on Form 10-K for the fiscal year ended December 31, 2015 are available at www.proxyvote.com.

Annex A

Amendment No. 1 to

Amended and Restated

Independence Contract Drilling, Inc.

2012 Omnibus Incentive Plan

(Amendment No. 1 effective June 23, 2016)

WHEREAS, Independence Contract Drilling, Inc., a Delaware corporation (the “Company”) maintains the Amended and Restated Independence Contract Drilling, Inc. 2012 Omnibus Incentive Plan, as amended effective August 13, 2014 (the “Plan”);

WHEREAS, capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Plan;

WHEREAS, pursuant to Section 15.1 of the Plan, this Amendment No. 1 (the “Amendment”) to the Plan has been duly adopted, authorized and approved by the Board; and

WHEREAS, based on Board approval, and subject to and based on applicable approval by the stockholders of the Company, the Company desires to increase the number of Authorized Shares authorized for issuance under the Plan by 1,300,000 Authorized Shares from 3,454,000 to 4,754,000 Authorized Shares; and

WHEREAS, based on Board approval, and subject to and based on applicable approval by stockholders of the Company, the Company desires to extend the duration of the plan from the date that is ten years from the earlier of (a) adoption of the Plan by the Board and (b) the Effective Date (August 13, 2014), to the date that is ten years from the date that this Amendment No. 1 is approved by the stockholders of the Company.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Reference to the number of Authorized Shares available for issuance under the Plan in the first sentence of Section 4.1(a) of the Plan shall be amended to read “4,754,000”.

2. The last sentence of Section 1.3 of the Plan is hereby amended and restated in its entirety as follows:

The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding. Notwithstanding the foregoing, no Incentive Stock Option may be granted under the Plan on or after the date that is ten years from the approval by the stockholders of the Company of the adoption of Amendment No. 1 to this Plan (June 23, 2026).

3. Except as set forth above, the remaining provisions of the Plan shall not be amended hereby and shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment No. 1 to the Plan is adopted and effective on June 23, 2016, the date approved by the stockholders of the Company.

INDEPENDENCE CONTRACT DRILLING, INC.

By:

Name:

Title:

A-1

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

INDEPENDENCE CONTRACT DRILLING, INC. 11601 NORTH GALAYDA STREET HOUSTON, TX 77086

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following Directors:	☐	☐	☐

1. ELECTION OF DIRECTORS

Nominees

(1) Thomas R. Bates, Jr.	(2) Byron A. Dunn	(3) Arthur Einav	(4) Matthew D. Fitzgerald	(5) Edward S. Jacob, III
(6) Daniel F. McNease	(7) Tighe A. Noonan

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain

2. APPROVE THE ADOPTION OF AN AMENDMENT TO THE 2012 OMNIBUS INCENTIVE PLAN AND THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE 2012 PLAN	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)	Yes	No	☐

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000294151_1    R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the

Independence Contract Drilling, Inc. Annual Meeting of Stockholders

to be held on June 23, 2016:

The Notice of the Annual Meeting, Proxy Statement and the Annual

Report on Form 10-K for the fiscal year ended December 31, 2015, are available at www.proxyvote.com.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report are available at www.proxyvote.com

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

INDEPENDENCE CONTRACT DRILLING, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 23, 2016 AT 8:00 AM LOCAL TIME

The undersigned hereby constitutes and appoints Byron A. Dunn and Philip A. Choyce, and each of them, the attorneys and proxies of the undersigned with the full power of substitution to appear and to vote all of the shares of common stock of Independence Contract Drilling, Inc., held of record by the undersigned on May 11, 2016, as if personally present at the Annual Meeting of Shareholders to be held on Thursday, June 23, 2016, and any adjournment or postponement thereof, as designated on the reverse.

Each signatory to this proxy acknowledges receipt from Independence Contract Drilling, Inc., prior to execution of this proxy, of a notice of Annual Meeting of Stockholders and a Proxy Statement dated May 20, 2016.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors, as noted on the reverse. This proxy also delegates discretionary authority to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof. Please see the accompanying proxy statement for additional details. YOU ARE URGED TO DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE ANNUAL MEETING. THIS PROXY MUST BE RECEIVED BY MAIL IN THE POSTAGE-PAID EVELOPE PROVIDED OR ELECTRONICALLY VIA THE INTERNET AT WWW.PROXYVOTE.COM OR BY PHONE AT 1-800-690-6903.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000294151_2    R1.0.1.25